UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  |_|

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|  |  Definitive Proxy Statement

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|_|  Soliciting Material Pursuant to ss.240.14a-12

MEDIA GENERAL, INC.

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(Name of Registrant as Specified In Its Charter)

GAMCO ASSET MANAGEMENT INC.
MARIO J. GABELLI
F. JACK LIEBAU, JR.
CARL S. THIGPEN

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ANNUAL MEETING OF STOCKHOLDERS OF MEDIA GENERAL, INC.

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PROXY STATEMENT OF GAMCO ASSET MANAGEMENT INC.

To Our Fellow Media General, Inc. Stockholders:

This proxy statement and the enclosed BLUE proxy card are being furnished to Class A stockholders of Media General, Inc. (“Media General” or the “Company”) in connection with the solicitation of proxies of Class A stockholders by GAMCO Asset Management Inc. (“GAMCO” or “we”) to be used at the 2010 annual meeting of stockholders of Media General, including any adjournments or postponements thereof and any meeting held in lieu thereof (the “2010 Annual Meeting”).  The date and place of the 2010 Annual Meeting has not yet been announced by the Company.  This proxy statement and the BLUE proxy card are first being furnished to Class A stockholders on or about March 9, 2010.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:  Our proxy materials are available on the following website: www.gproxyonline.com.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

We are soliciting proxies of Class A stockholders pursuant to this proxy statement in support of the following proposals:

1. To elect F. Jack Liebau, Jr. and Carl S. Thigpen  (each a “Nominee” and collectively, the “Nominees”) to serve as Class A directors of the Company; and

2. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the 2010 Annual Meeting for approval by Class A stockholders, of which such persons are not made aware within a reasonable period of time prior to the 2010 Annual Meeting.

The Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) provide for holders of the Company’s Class A common stock, par value $5.00 per share (“Class A Stock”), voting separately as a class to elect 30% of the Company’s Board of Directors (or the nearest whole number if such percentage is not a whole number), and for the holders of the Company’s Class B common stock, par value $5.00 per share (“Class B Stock”), voting separately as a class to elect the balance of the Company’s Board of Directors.  Accordingly, of the nine directors to be elected at the 2010 Annual Meeting, three will be Class A directors to be elected by the Class A stockholders voting separately as a class, and six will be Class B directors to be elected by the Class B stockholders voting separately as a class.  The Amended and Restated By-laws of the Company (the “By-laws”) provide that in each election of each class of directors, those receiving the greatest number of votes of each class of stockholders entitled to vote for such directors shall be elected.  Class A stockholders of record at the close of business on the record date shall be entitled to one vote for election of each of the three Class A directors at the 2010 Annual Meeting for each share of Class A Stock held by such stockholder on the record date.  Class B stockholders of record at the close of business on the record date shall be entitled to one vote for the election of each of the six Class B directors at the 2010 Annual Meeting for each share of Class B Stock held by such stockholder on the record date.  According to the Articles of Incorporation, the Class B stockholders have the sole right to vote on all other matters submitted for a vote of stockholders, except as required by law with respect to limited matters specifically set forth in the Articles of Incorporation.

We are soliciting proxies from the holders of the Company’s Class A Stock only.  Therefore, consistent with the voting rights of the Class A stockholders under the Articles of Incorporation, the proxy solicitation described in the attached proxy statement is being furnished to the Class A stockholders only and you are requested to furnish the undersigned the BLUE proxy card to vote “FOR” the election of each of the GAMCO Nominees and to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the 2010 Annual Meeting for approval by the Class A stockholders

Media General has not yet disclosed the record date for determining stockholders entitled to notice of and to vote at the 2010 Annual Meeting.   The Company has disclosed that as of January 31, 2010, there were 22,439,121shares of Class A Stock outstanding.  The Company’s proxy statement for the 2010 Annual Meeting will provide the number of shares of Class A Sock outstanding and entitled to vote at the 2010 Annual Meeting.

GAMCO beneficially owns, on behalf of its clients, 4,175,643 Shares, representing approximately 18.61% of the Company’s outstanding Class A Common Stock.  Affiliates of GAMCO beneficially own on behalf of their investment advisory clients, an additional 2,301,500 Shares, representing 10.26% of the Company’s outstanding Class A Common Stock.  Affiliates of GAMCO also beneficially own, on behalf of clients, 380 shares of Class B Stock.  GAMCO is not soliciting proxies from the holders of the Company’s Class B Stock.

GAMCO intends to vote its Class A Common Stock FOR the election of its Nominees. The proxy rules do not permit us to name in this proxy statement the nominee who is also on the Company’s ballot that we intend to vote for.  Once the Company files its proxy statement for the 2010 Annual Meeting, GAMCO will disclose the name of the Company’s nominees for election as a Class A director for which GAMCO does not intend to vote.

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL MEDIA GENERAL STOCKHOLDERS.  WE BELIEVE THAT ELECTING THEM TO THE BOARD WILL HAVE A POSITIVE EFFECT ON THE FUTURE OF MEDIA GENERAL.  ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR OUR NOMINEES.

HOW TO VOTE YOUR SHARES

As explained in the detailed instructions on your BLUE proxy card, there are two ways you may vote.  You may:

1.	SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. WE RECOMMEND THAT YOU VOTE ON THE BLUE PROXY CARD EVEN IF YOU PLAN TO ATTEND THE 2010 ANNUAL MEETING;

2.
Vote in person by attending the 2010 Annual Meeting.  Written ballots will be distributed to stockholders who wish to vote in person at the 2010 Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY.  IF YOU DO SIGN A PROXY CARD SENT TO YOU BY THE COMPANY, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY BY SIGNING AND RETURNING A LATER-DATED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO GAMCO OR TO THE SECRETARY OF THE COMPANY (INSTRUCTIONS ARE ON YOUR BLUE PROXY CARD).

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.  ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

Because the Company has not yet filed its proxy statement for the 2010 Annual Meeting, GAMCO has not included on its proxy card any proposals that may be made by the Company in its proxy statement and with respect to which the Class A stockholders may have the right to vote.  A proxy card that is returned to GAMCO will be voted as you indicate on it.  If a proxy card is returned without a vote indicated thereon, the shares of Class A Stock represented thereby will be voted FOR the election of each of the Nominees.   In addition, a proxy card will be voted in the proxy holder’s discretion with respect to such other matters as may properly come before the meeting, and as to which the Class A stockholders may have the right to vote.

BACKGROUND TO THE SOLICITATION

GAMCO has been a major shareholder of the Class A Stock of Media General on behalf of our clients for many years, and currently is the beneficial owner on behalf of our clients of 4,175,643 Shares, or 18.61% of the outstanding Class A Common Stock.  GAMCO’s affiliates are the beneficial owners, on behalf of their clients, of an additional 2,301,500 Shares of the Company’s Class A Common Stock.

We have proposed F. Jack Liebau, Jr. and Carl S. Thigpen for election this year as Class A directors on the Company’s Board of Directors.

GAMCO believes that the Company’s shares are currently trading at a significant discount to the Company’s intrinsic value, by which we mean the price that we believe an informed buyer would pay to acquire 100% of the Company.  In GAMCO’s opinion, this is due, at least in part, to a lack of strategic focus and, in our view, a misallocation of capital.  Our Nominees will provide a change in corporate stewardship to reflect the interests of the owners/stockholders.

We believe that adding our Nominees as Class A directors will help provide a new perspective and better oversight regarding the strategic focus of the Company, and in so doing, will assist the Company in enhancing stockholder value.

GAMCO advised the Company of its recommendation of Mr. Liebau as a nominee for election as a Class A director in a letter to the Company dated October 30, 2009 that also was attached as an Exhibit to a Schedule 13D Amendment filed by GAMCO with the U.S. Securities and Exchange Commission on October 30, 2009.  In a letter to the Company dated November 11, 2009 that also was attached as an Exhibit to a Schedule 13D Amendment filed by GAMCO with the U.S. Securities and Exchange Commission on November 12, 2009, GAMCO reiterated its support of Mr. Liebau as a nominee and recommended Mr. Thigpen as an additional nominee for election as a Class A director at the Company’s 2010 Annual Meeting.   In a letter to the Company dated January 22, 2010 GAMCO again recommended both Mr. Liebau and Mr. Thigpen to the Company as nominees for election as Class A directors at the Company’s 2010 Annual Meeting.  GAMCO has had communication with the Company concerning these Nominees, however, no agreement or understanding between GAMCO and the Company has been reached.

PROPOSAL 1: ELECTION OF DIRECTORS

Three Class A directors are to be elected to the Board at the 2010 Annual Meeting.  We recommend that the shareholders elect F. Jack Liebau, Jr. and Carl S. Thigpen as Class A directors of the Company at the 2010 Annual Meeting.  Each of our Nominees has consented to being named as a Nominee and to serving as a director if elected.  GAMCO believes that if elected, each of our Nominees will be considered an independent director.

GAMCO believes good corporate governance requires that the Board be comprised of independent-minded directors, not tied to management, who bring a diverse set of relevant skills and experience to their board service.  Accordingly, GAMCO has proposed two Nominees who we believe have the independence from management, and the experience required to improve oversight in this Company.  Each of the Nominees has an extensive, successful business background and leadership experience.  Our Nominees have significant experience with both the financial and operational aspects of businesses, and we believe will be able to provide guidance and oversight to management to help the Company re-focus its efforts and increase shareholder value.

Mr. Liebau is a lifelong investment professional who served as a Class A director of Media General during the period 2008-2009.  He was a partner and portfolio manager with Primecap Management Company, and served as one of four co-managers of the Vanguard Primecap Fund, from 1986-2003.  In September 2003, Mr. Liebau founded Liebau Asset Management Company, LLC, an investment manager for corporations, foundations and individuals.  Mr. Liebau has spent his professional career serving as a responsible long-term shareholder on behalf of his clients, focused on things that matter to investors – maximizing shareholder value and ensuring good corporate governance.  Mr. Liebau also has worked for the Los Angeles Times, both as a reporter and as an assistant to the Publisher, and is an acknowledged expert on the newspaper industry, having covered it for many years and is often quoted in the national media regarding his views on media companies.  Mr. Liebau has been analyzing Media General and its peers for more than 20 years, and has written for several publications, including Barron’s, for which he wrote a profile on Media General.

Mr. Thigpen has been Executive Vice President and Chief Investments Officer of Protective Life Corporation since June 2007.  From January 2002 to June 2007, Mr. Thigpen served as Senior Vice President and Chief Mortgage and Real Estate Officer of Protective Life Corporation.  Mr. Thigpen has been employed by Protective Life Corporation and its subsidiaries since 1984.  In his current positon, Mr. Thigpen is responsible for portfolio management and the direction of $30 billion in assets and an investment staff consisting of 40 employees. Mr. Thigpen is a director of West Coast Life Insurance Company, the principal subsidiary of Protective Life Insurance Company, a leading provider of life insurance products. He is also the President of Protective Investment Advisors, Inc., a registered investment adviser.

GAMCO believes that these two individuals possess a combination of relevant industry and financial knowledge as well as a focus on enhancing shareholder value.

GAMCO and its Nominees are unaware of any conflicts of interest that may arise from the Nominees current positions and affiliations.  Each of the Nominees similarly believes that he will have sufficient time and energy to devote to the Media General Board of Directors without impairment from conflicts of interest.

Our Nominees are not receiving any compensation from GAMCO for their services during the period from their agreeing to be Nominees until the 2010 Annual Meeting.  If elected, our Nominees will receive no compensation from GAMCO, but will be entitled to such compensation from the Company as is consistent with the Company’s past practices for services of non-employee directors.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

BIOGRAPHICAL INFORMATION

Background information about our Nominees, including the present principal occupation or employment and material occupations, positions and offices or employment for the past five years of each Nominee, is set forth below.

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships
F. Jack Liebau, Jr. 301 E. Colorado Blvd., Suite 810, Pasadena, CA 91101.	46
Mr. Liebau founded Liebau Asset Management Company, LLC, an investment manager for corporations, foundations and individuals, in September 2003. Prior thereto, he was a partner and portfolio manager with Primecap Management Company, and served as one of four co-managers of the Vanguard Primecap Fund, from 1986-2003.

Carl S. Thigpen 2901 Surrey Road, Birmingham, Alabama 35223.	53
Mr. Thigpen has served as Executive Vice President and Chief Investment Officer of Protective Life Corporation since 2007. From 2002 to 2007, Mr. Thigpen served as Senior Vice President and Chief Mortgage and Real Estate Officer of Protective Life Corporation.  Mr. Thigpen also serves as a director of West Coast Life Insurance Company (principal subsidiary of Protective Life Insurance Company)

Mario J. Gabelli, who is deemed to have beneficial ownership of the securities beneficially owned by GAMCO, is an individual client of Mr. Liebau’s investment advisory firm, Liebau Asset Management Company, LLC, comprising less than 1% of the firm’s assets under management.

WE STRONGLY URGE THE CLASS A STOCKHOLDERS TO VOTE FOR THE ELECTION OF OUR NOMINEES BY SIGNING, DATING AND RETURNING YOUR BLUE PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

GAMCO’S RECOMMENDATIONS

GAMCO is soliciting proxies of Class A stockholders to vote TO ELECT F. Jack Liebau, Jr. and Carl S. Thigpen as Class A directors of the Company.

YOU ARE URGED TO VOTE TO ELECT EACH OF GAMCO’S NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

INFORMATION ABOUT THE PARTICIPANTS

This proxy solicitation is being conducted by GAMCO, which is an SEC-registered investment adviser to institutional and high net worth clients.  GAMCO is the beneficial owner of approximately 18.61% of the outstanding Class A Stock of Media General.  The participants in this proxy solicitation are GAMCO, the Nominees and Mario J. Gabelli  (the “Participants”).  Mr. Gabelli is the Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios, of GAMCO Investors, Inc., the parent company of GAMCO.  Affiliates of GAMCO are the beneficial owners of an additional 10.26% of the Company’s outstanding Class A Stock.  The percentages used herein are based upon  22,439,121shares of Class A Stock outstanding as of January 31, 2010 as reported in the Form 10-K filed by the Company.  Affiliates of GAMCO also beneficially own 380 shares of the Class B Stock. The relationships and ownership discussed below are only in respect to beneficial ownership of the Class A Stock.

The principal business address of GAMCO is One Corporate Center, Rye, NY 10580.

NOMINEES

Please see Biographical Information above for information about the Nominees.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows the beneficial ownership of Media General Class A Stock as of the date hereof by the Participants.   Except as described below, each of the parties in the table directly owns and has voting power and dispositive power with regard to the number of shares of Class A Stock beneficially owned.  Please see Annex A for additional information about the Participants’ purchases and sales of Class A Stock during the last two years.

Entity                                                                   NUMBER OF                                                          PERCENT OF
SHARES                                                               OUTSTANDING
   BENEFICIALLY OWNED                                             COMMON SHARES

GAMCO                                                          4,175,643 *                                                                         18.61%
F. Jack Liebau, Jr.                        30,750 (20,750 of which are restricted)                                               0.14%
Carl S. Thigpen                                                         0                                                                                  0.00%
Mario J. Gabelli                                                         0                                                                                  0.00%

*           GAMCO has dispositive power with respect to all of these shares, and voting power with respect to 3,980,143 shares of Class A Stock, representing approximately 17.74% of the Company’s outstanding Class A Stock.  GAMCO’s affiliates have dispositive and voting power over an additional 2,301,500 shares of Class A Stock, representing 10.26% of the Company’s outstanding Class A Stock.

NOMINEE AGREEMENTS

There are no arrangements or understandings between the Participants and any of the Nominees or other persons pursuant to which the Nominees are being recommended by GAMCO.

INTERESTS OF THE PARTICIPANTS

The Participants and the Nominees each has an interest in the election of directors at the 2010 Annual Meeting as applicable: (i) indirectly through the beneficial ownership (if any) of Common Stock and/or (ii) indirectly through his nomination as director.

Other than as disclosed in this proxy statement, there are no other arrangements or understandings between the Participants and any Nominee or any other person or persons with respect to the nomination of the Nominees.

Other than as disclosed in this proxy statement, neither the Participants, any of the Nominees nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

▪
Is, nor was within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

▪	Has had any relationship with the Company in any capacity other than as a shareholder that would require disclosure herein;

▪	Has an agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;

▪
Has any agreement, arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party; or have any material interest, direct or indirect, in any transaction that has occurred since January 1, 2009 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party.

▪	Is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

GAMCO has filed with the SEC statements on Schedule 13D, which contain information in addition to that furnished herein.  The Schedule 13D, including any amendments thereto, may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a website on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

OTHER MATTERS

In accordance with federal securities laws, GAMCO has omitted from this proxy statement certain disclosures that are to be included in the Company’s proxy statement. These disclosures include, among other things, information regarding: (1) securities ownership of certain beneficial owners and management; (2) meetings and committees of the Board; (3) the background of the Company’s nominees for the Board; (4) the compensation and remuneration paid and payable to the Company’s directors and management; (5) voting procedures, including the share vote required for approval or election, at the 2010 Annual Meeting; (6) the submission of shareholder proposals at the Company’s next annual meeting of shareholders; and (7) information regarding fees and services of the Company’s independent auditors. GAMCO has no knowledge of the accuracy or completeness of the Company’s disclosures in its proxy materials.

VOTING AND PROXY PROCEDURES

The enclosed BLUE proxy card may be executed only by holders of record of Class A Stock on the record date,which will be announced by the Company   If you were a Class A stockholder of  record on the record date, you will retain your voting rights at the 2010 Annual Meeting even if you sell your Class A Stock after the record date. Accordingly, it is important that you vote the Class A Stock held by you on the record date, or grant a proxy to vote your Class A Stock on the BLUE proxy card, even if you sell your Class A Stock after the record date. The Class A Stock represented by each BLUE proxy card that is properly executed and returned to GAMCO will be voted at the 2010 Annual Meeting in accordance with the instructions marked thereon. If you have signed the BLUE proxy card and no marking is made, you will be deemed to have given a direction to vote all of the Class A Stock represented by the BLUE proxy card FOR the election of all of our Nominees.  In addition, a proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting for approval by Class A stockholders.

               If you hold your Class A Stock  in the name of one or more brokerage firms, banks or nominees, only they can vote your Class A Stock and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE proxy card representing your Class A Stock to be signed and returned. GAMCO urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to GAMCO, One Corporate Center, Rye, NY 10580, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

REVOCATION OF PROXIES

Any stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2010 Annual Meeting by:

          o    submitting a properly executed, subsequently dated BLUE proxy card (including a  telephone vote) that will revoke all prior proxy cards, including any WHITE proxy cards which solicit a proxy in favor of all of the incumbent directors;

o attending the 2010 Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the 2010 Annual Meeting will not in and of itself constitute revocation of a proxy);

          o    following the voting instructions on the BLUE proxy card or the voting instructions provided by your broker, bank or other holder of record to properly submit a vote by  telephone; which will revoke all prior proxy cards, including any WHITE proxy cards; or

          o    delivering written notice of revocation either to GAMCO, One Corporate Center, Rye, NY 10580, or the Corporate Secretary of Myers at 1293 South Main Street, Akron, Ohio 44301, or any other address provided by the Company.

Although a revocation is effective if delivered to the Company, GAMCO requests that either the original or a copy of any revocation be mailed to GAMCO, One Corporate Center, Rye, NY 10580, so that GAMCO will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors set forth herein have been received.  GAMCO may contact stockholders who have revoked their proxies.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO THE COMPANY, GAMCO URGES YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE BLUE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE AS TO HOW YOU WOULD LIKE YOUR CLASS A STOCK VOTED, (3) ATTENDING THE 2010 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO GAMCO OR TO THE SECRETARY OF THE COMPANY.

QUORUM AND VOTING

Please refer to the Company's proxy statement for the 2010 Annual Meeting for the number of Class A shares outstanding and entitled to vote at the 2010 Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to vote at the 2010 Annual Meeting.  Each Class A share has one vote.  According to the Company’s By-laws, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at the 2010 Annual Meeting, provided that, when any specified action is required to be voted upon by a class of stock voting as a class, holders of a majority of the shares of such class shall constitute a quorum for the transaction of such specified action.  If a quorum is present, action on a matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action, except when a larger vote or a vote by class is required by the laws of the Commonwealth of Virginia and except that in elections of the Company’s directors, those receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

The presence, in person or by proxy, of holders of Class A Stock representing a majority of the outstanding shares of Class A Stock eligible to vote at the 2010 Annual Meeting will constitute a quorum.  Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the 2010 Annual Meeting.  Assuming a quorum of Class A stockholders is present or otherwise represented at the 2010 Annual Meeting, the three Class A nominees receiving the highest number of votes cast will be elected.

Votes Required.

•
With respect to Proposal No. 1, to elect the two GAMCO Nominees.  If a quorum of Class A stockholders is present at the Annual Meeting, the nominees for election as Class A directors who receive the greatest number of votes cast will be elected as Class A directors. Abstentions and broker non-votes will not affect the outcome of the election of directors.

YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY OR INSTRUCT US BY TELEPHONE TO VOTE FOR THE ELECTION OF GAMCO’s NOMINEES SET FORTH IN THIS PROXY STATEMENT.

COST AND METHOD OF SOLICITATION

It is anticipated that the Nominees and certain management level staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this proxy statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Although no precise estimate can be made at the present time, the total expenditures in furtherance of, or in connection with, the solicitation of shareholders is estimated to be $10,000.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO will seek reimbursement from the Company for those expenses if any of our Nominees is elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the stockholders.

CERTAIN INFORMATION ABOUT THE COMPANY

Media General is a Virginia Corporation with its registered office and principal executive office located at 333 E. Franklin St. Richmond, VA 23219.  The Company is subject to the informational requirements of the Exchange Act, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the SEC's website (http://www.sec.gov).

Dated:  March 9, 2010

ANNEX A

TWO YEAR TRANSACTION HISTORY OF PARTICIPANTS

The following table sets forth all transactions in the Class A Stock of the Company effected during the past two years by GAMCO.  These transactions were made on behalf of GAMCO’s investment advisory clients, in the open market, with assets of clients for whom GAMCO provides investment advisory services. The Class A Stock is held in cash accounts in the ordinary course of business, and no part of the purchase price or market value of such shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

                               Trade Date        Amount Purchased (Sold)        Price per Share ($)
                                 ------------              ----------------------                     -------------------

GAMCO
3/3/2008	300		15.56000
3/3/2008	300		15.69000
3/3/2008	1,500		15.80330
3/3/2008	5,200		15.80960
3/3/2008	300	-	15.56000
3/3/2008	300	-	15.69000
3/3/2008	300	-	15.74650
3/3/2008	1,500	-	15.80330
3/3/2008	5,200	-	15.80960
3/4/2008	1,700		15.56320
3/4/2008	2,000		15.56320
3/4/2008	1,700	-	15.56320
3/4/2008	2,000	-	15.56320
3/4/2008	200	-	15.67780
3/4/2008	300	-	15.67780
3/5/2008	1,000		15.80000
3/5/2008	5,000		15.85000
3/5/2008	1,000		15.85600
3/5/2008	1,000		15.92200
3/5/2008	3,000	-	15.70203
3/5/2008	1,000	-	15.80000
3/5/2008	5,000	-	15.85000
3/5/2008	1,000	-	15.85600
3/5/2008	1,000	-	15.92200
3/6/2008	1,500		15.27600
3/6/2008	3,000		15.58500
3/6/2008	1,500	-	15.27600
3/6/2008	3,000	-	15.58500
3/6/2008	500	-	15.59422
3/6/2008	400	-	15.59423
3/7/2008	1,000		15.06710
3/7/2008	1,000	-	15.06710
3/10/2008	1,000		15.00000
3/10/2008	1,000	-	15.00000
3/11/2008	500		14.92000
3/11/2008	500	-	14.81382
3/11/2008	500	-	14.92000
3/12/2008	500		15.58000
3/12/2008	500		15.72880
3/12/2008	300		15.72880
3/12/2008	500	-	15.58000
3/12/2008	500	-	15.72880
3/12/2008	300	-	15.72880
3/13/2008	300	-	15.27060
3/13/2008	1,000	-	15.27063
3/14/2008	800		15.45000
3/14/2008	2,000	-	14.87884
3/14/2008	800	-	15.45000
3/18/2008	200	-	14.82140
3/18/2008	2,500	-	14.82142
3/18/2008	1,000	-	14.82143
3/18/2008	600	-	14.82143
3/19/2008	1,600	-	15.66663
3/19/2008	500	-	15.84982
3/20/2008	300		15.62670
3/20/2008	300	-	15.62670
3/24/2008	9,000		14.21880
3/24/2008	13,600		14.24450
3/24/2008	500		14.26600
3/24/2008	1,909		14.28731
3/24/2008	1,000		14.34600
3/24/2008	3,000		14.69400
3/24/2008	8,000		14.77240
3/24/2008	500	-	14.16384
3/24/2008	3,000	-	14.18114
3/24/2008	9,000	-	14.21880
3/24/2008	13,600	-	14.24450
3/24/2008	500	-	14.26600
3/24/2008	1,909	-	14.28731
3/24/2008	1,000	-	14.34600
3/24/2008	3,000	-	14.69400
3/24/2008	8,000	-	14.77240
3/25/2008	2,000		14.15200
3/25/2008	1,000		14.19100
3/25/2008	1,000		14.41530
3/25/2008	6,500		14.41530
3/25/2008	7,000		14.63160
3/25/2008	2,000	-	14.15200
3/25/2008	1,000	-	14.19100
3/25/2008	1,000	-	14.41530
3/25/2008	6,500	-	14.41530
3/25/2008	7,000	-	14.63160
3/26/2008	200		14.42800
3/26/2008	2,500		14.58760
3/26/2008	200	-	14.42800
3/26/2008	1,000	-	14.56383
3/26/2008	2,500	-	14.58760
3/27/2008	1,000		14.27800
3/27/2008	5,000		14.29860
3/27/2008	3,500		14.32340
3/27/2008	200		14.63600
3/27/2008	1,000	-	14.27800
3/27/2008	5,000	-	14.29860
3/27/2008	3,500	-	14.32340
3/27/2008	200	-	14.63600
3/28/2008	1,000		14.07200
3/28/2008	1,000	-	14.07200
4/1/2008	500		14.02000
4/1/2008	500	-	14.02000
4/1/2008	500	-	15.77390
4/2/2008	1,500		15.79090
4/2/2008	600		15.79090
4/2/2008	5,000	-	15.74991
4/2/2008	1,500	-	15.79090
4/2/2008	600	-	15.79090
4/3/2008	11,400		15.26540
4/3/2008	3,000		15.36370
4/3/2008	11,400	-	15.26540
4/3/2008	2,000	-	15.29841
4/3/2008	3,000	-	15.36370
4/4/2008	5,200		15.11310
4/4/2008	6,100		15.11310
4/4/2008	5,000		15.15940
4/4/2008	5,200	-	15.11310
4/4/2008	6,100	-	15.11310
4/4/2008	5,000	-	15.15940
4/7/2008	5,000		15.11500
4/7/2008	1,800		15.16280
4/7/2008	500		15.17240
4/7/2008	4,000		15.25000
4/7/2008	300		15.32000
4/7/2008	5,000	-	15.11500
4/7/2008	1,800	-	15.16280
4/7/2008	500	-	15.17240
4/7/2008	500	-	15.21790
4/7/2008	300	-	15.22990
4/7/2008	700	-	15.24990
4/7/2008	4,000	-	15.25000
4/7/2008	5,000	-	15.25531
4/7/2008	300	-	15.32000
4/8/2008	3,000		14.93670
4/8/2008	3,000	-	14.93670
4/9/2008	400		15.05000
4/9/2008	500		15.08000
4/9/2008	5,000	-	14.51752
4/9/2008	400	-	15.05000
4/9/2008	500	-	15.08000
4/9/2008	800	-	15.09991
4/10/2008	200	-	14.67120
4/10/2008	1,500	-	14.67121
4/10/2008	600	-	14.67122
4/11/2008	10,000	-	14.74902
4/14/2008	3,500		14.46170
4/14/2008	1,200		14.46170
4/14/2008	200		14.65000
4/14/2008	3,000		14.74000
4/14/2008	400		14.87000
4/14/2008	3,500	-	14.46170
4/14/2008	1,200	-	14.46170
4/14/2008	200	-	14.65000
4/14/2008	3,000	-	14.74000
4/14/2008	400	-	14.87000
4/15/2008	2,500		14.45880
4/15/2008	2,500	-	14.45880
4/15/2008	300	-	14.46620
4/15/2008	500	-	14.46620
4/17/2008	10,000		14.94490
4/17/2008	10,000	-	14.94490
4/21/2008	2,900		14.64530
4/21/2008	300		14.64530
4/21/2008	3,000		15.30100
4/21/2008	2,900	-	14.64530
4/21/2008	300	-	14.64530
4/21/2008	1,400	-	14.90360
4/21/2008	500	-	14.90360
4/21/2008	3,000	-	14.90361
4/21/2008	4,000	-	14.90362
4/21/2008	3,000	-	15.30100
4/21/2008	1,000	-	15.34991
4/22/2008	800	-	13.99991
4/22/2008	1,000	-	14.00472
4/23/2008	2,000		13.40000
4/23/2008	400	-	13.22993
4/23/2008	2,000	-	13.40000
4/24/2008	500		13.48000
4/24/2008	500	-	13.48000
4/28/2008	1,000		13.42500
4/28/2008	1,000	-	13.42500
4/28/2008	300	-	13.53990
4/29/2008	1,000	-	14.23992
4/30/2008	300	-	14.54990
5/5/2008	4,000		14.04570
5/5/2008	300	-	14.01130
5/5/2008	1,200	-	14.01132
5/5/2008	2,000	-	14.01132
5/5/2008	4,000	-	14.04570
5/8/2008	300		13.84330
5/8/2008	300	-	13.84330
5/9/2008	1,200		14.68170
5/9/2008	1,200		14.97830
5/9/2008	1,000	-	14.00992
5/9/2008	1,200	-	14.68170
5/9/2008	1,200	-	14.97830
5/12/2008	10,000		14.93210
5/12/2008	1,000		14.93450
5/12/2008	2,000		14.95810
5/12/2008	3,000		14.96360
5/12/2008	1,146		14.99869
5/12/2008	10,000	-	14.93210
5/12/2008	1,000	-	14.93450
5/12/2008	2,000	-	14.95810
5/12/2008	3,000	-	14.96360
5/12/2008	1,146	-	14.99869
5/12/2008	600	-	15.08990
5/13/2008	500		15.05000
5/13/2008	500	-	15.05000
5/14/2008	2,000		15.94100
5/14/2008	100	-	15.74990
5/14/2008	2,000	-	15.94100
5/14/2008	1,500	-	16.20990
5/14/2008	500	-	16.72990
5/16/2008	600	-	14.98820
5/19/2008	1,000	-	15.59691
5/19/2008	1,200	-	15.79411
5/20/2008	2,500	-	14.99402
5/20/2008	600	-	15.02660
5/21/2008	1,500		14.89670
5/21/2008	264	-	14.83455
5/21/2008	120	-	14.83458
5/21/2008	157	-	14.83459
5/21/2008	5,800	-	14.83460
5/21/2008	1,000	-	14.83461
5/21/2008	2,000	-	14.83462
5/21/2008	1,500	-	14.89670
5/23/2008	1,000		15.78000
5/23/2008	200	-	15.75990
5/23/2008	1,000	-	15.78000
5/27/2008	1,800	-	16.07570
5/28/2008	400	-	15.49990
5/29/2008	100	-	15.29990
5/30/2008	1,000		15.44000
5/30/2008	300		15.50000
5/30/2008	1,000	-	15.44000
5/30/2008	200	-	15.47540
5/30/2008	2,000	-	15.47541
5/30/2008	200	-	15.49490
5/30/2008	300	-	15.50000
6/2/2008	1,000		15.59000
6/2/2008	200	-	15.57490
6/2/2008	1,000	-	15.59000
6/4/2008	2,000		15.00000
6/4/2008	2,000	-	15.00000
6/4/2008	500	-	15.05790
6/5/2008	500		15.14600
6/5/2008	500	-	14.99990
6/5/2008	500	-	15.14600
6/9/2008	600		13.90500
6/9/2008	300		13.94500
6/9/2008	600	-	13.90500
6/9/2008	300	-	13.94500
6/10/2008	91	-	13.54989
6/16/2008	5,000	-	14.22992
6/16/2008	159	-	14.52189
6/17/2008	200		14.66000
6/17/2008	100		14.70000
6/17/2008	600	-	14.64322
6/17/2008	3,000	-	14.64392
6/17/2008	200	-	14.66000
6/17/2008	100	-	14.70000
6/18/2008	8,000		13.76000
6/18/2008	200		13.88000
6/18/2008	400		14.00000
6/18/2008	500	-	13.57992
6/18/2008	8,000	-	13.76000
6/18/2008	200	-	13.88000
6/18/2008	400	-	14.00000
6/20/2008	500	-	13.51792
6/23/2008	400	-	13.50430
6/23/2008	500	-	13.50432
6/24/2008	2,000		13.38710
6/24/2008	2,000	-	13.38710
6/25/2008	2,000	-	13.26033
6/25/2008	1,000	-	13.49992
6/25/2008	1,500	-	13.87722
6/26/2008	200		13.25000
6/26/2008	200	-	13.25000
6/27/2008	1,000	-	12.92192
6/30/2008	400		12.15930
6/30/2008	2,000		12.85630
6/30/2008	400		12.85630
6/30/2008	500	-	11.94992
6/30/2008	400	-	12.15930
6/30/2008	2,000	-	12.85630
6/30/2008	400	-	12.85630
7/1/2008	400	-	11.84993
7/1/2008	1,000	-	12.44493
7/3/2008	2,000		12.00000
7/3/2008	1,000	-	11.50793
7/3/2008	2,000	-	12.00000
7/7/2008	200	-	11.20820
7/7/2008	1,500	-	11.20823
7/8/2008	500	-	11.24990
7/9/2008	700	-	11.52523
7/9/2008	1,000	-	11.52523
7/14/2008	100	-	11.25080
7/14/2008	1,000	-	11.25083
7/15/2008	400	-	10.86533
7/15/2008	2,200	-	10.86534
7/16/2008	5,000		10.93220
7/16/2008	5,000	-	10.93220
7/17/2008	1,000	-	11.36593
7/21/2008	2,900		13.32760
7/21/2008	2,900	-	13.32760
7/21/2008	300	-	13.36330
7/21/2008	1,500	-	13.36332
7/21/2008	375	-	13.36333
7/22/2008	500	-	12.84192
7/23/2008	5,000	-	13.80432
7/23/2008	1,000	-	14.12592
7/23/2008	1,000	-	14.19552
7/24/2008	500	-	13.40792
7/24/2008	5,000	-	14.00132
7/24/2008	400	-	14.14240
7/28/2008	600	-	12.51170
7/28/2008	500	-	12.51172
7/28/2008	2,000	-	12.63793
7/30/2008	1,500		13.49000
7/30/2008	1,000	-	13.14992
7/30/2008	1,500	-	13.49000
8/1/2008	400	-	12.57740
8/4/2008	300		12.97670
8/4/2008	2,000	-	12.82843
8/4/2008	2,000	-	12.90343
8/4/2008	300	-	12.97670
8/5/2008	400		14.03750
8/5/2008	500	-	13.65992
8/5/2008	400	-	14.03750
8/6/2008	300	-	13.75030
8/6/2008	600	-	13.75032
8/11/2008	900		13.68110
8/11/2008	200	-	13.59590
8/11/2008	300	-	13.59590
8/11/2008	900	-	13.68110
8/13/2008	300	-	14.89990
8/13/2008	1,000	-	14.89991
8/14/2008	300		14.78330
8/14/2008	300	-	14.78330
8/15/2008	1,000	-	15.15991
8/18/2008	495		14.85000
8/18/2008	500	-	14.79990
8/18/2008	495	-	14.85000
8/19/2008	200	-	13.89990
8/21/2008	1,000	-	11.81793
8/22/2008	300		12.05000
8/22/2008	300	-	12.05000
8/22/2008	1,500	-	12.18903
8/22/2008	200	-	12.31990
8/25/2008	2,000		12.34440
8/25/2008	500		12.48360
8/25/2008	11,400		12.67060
8/25/2008	284	-	11.90085
8/25/2008	2,000	-	12.34440
8/25/2008	500	-	12.48360
8/25/2008	600	-	12.48870
8/25/2008	1,000	-	12.48873
8/25/2008	11,400	-	12.67060
8/26/2008	500		11.39000
8/26/2008	500	-	11.39000
8/27/2008	5,000		11.36730
8/27/2008	1,000		11.40000
8/27/2008	200	-	11.26410
8/27/2008	1,000	-	11.26413
8/27/2008	5,000	-	11.36730
8/27/2008	1,000	-	11.40000
8/28/2008	300	-	11.29183
8/28/2008	400	-	11.53570
8/28/2008	3,600	-	11.53573
8/29/2008	5,100		11.63730
8/29/2008	2,600	-	11.63303
8/29/2008	5,100	-	11.63730
9/2/2008	200		12.36000
9/2/2008	300	-	12.23990
9/2/2008	200	-	12.36000
9/3/2008	500	-	12.27992
9/8/2008	1,000		11.20100
9/8/2008	1,000	-	11.20100
9/8/2008	500	-	11.69922
9/8/2008	1,000	-	11.69923
9/9/2008	2,000		11.11330
9/9/2008	400	-	10.98243
9/9/2008	2,000	-	11.11330
9/10/2008	600	-	10.62663
9/11/2008	1,000		10.61400
9/11/2008	1,000	-	10.61400
9/11/2008	200	-	10.76590
9/11/2008	300	-	10.76593
9/12/2008	2,000	-	10.59994
9/12/2008	500	-	10.60994
9/15/2008	3,500	-	9.71704
9/16/2008	600		7.88310
9/16/2008	1,000		7.88310
9/16/2008	600	-	7.88310
9/16/2008	1,000	-	7.88310
9/18/2008	1,000		8.80000
9/18/2008	1,000	-	8.80000
9/18/2008	500	-	16.69990
9/18/2008	1,500	-	16.92920
9/18/2008	13,000	-	16.92920
9/18/2008	3,000	-	16.92920
9/18/2008	2,800	-	16.92920
9/18/2008	5,000	-	16.92920
9/18/2008	4,000	-	16.92921
9/18/2008	3,000	-	17.35480
9/18/2008	5,000	-	17.35480
9/19/2008	1,000	-	17.65690
9/19/2008	7,000	-	17.82880
9/19/2008	5,000	-	18.63989
9/19/2008	600	-	18.83490
9/19/2008	1,000	-	18.83495
9/19/2008	2,700	-	18.83497
9/19/2008	2,000	-	18.83498
9/19/2008	3,000	-	18.83498
9/19/2008	1,800	-	18.83498
9/19/2008	1,400	-	18.83499
9/19/2008	1,600	-	18.83499
9/19/2008	8,000	-	18.83499
9/19/2008	1,500	-	18.83499
9/19/2008	150	-	18.83500
9/22/2008	1,000	-	13.14992
9/22/2008	1,000	-	13.24992
9/22/2008	400	-	13.24993
9/22/2008	600	-	13.25992
9/22/2008	1,000	-	13.31292
9/22/2008	2,000	-	13.31293
9/22/2008	2,300	-	13.42730
9/22/2008	1,200	-	13.42731
9/22/2008	800	-	13.42731
9/22/2008	1,400	-	13.42731
9/22/2008	11,500	-	13.42732
9/22/2008	3,000	-	13.64892
9/23/2008	5,000	-	12.80053
9/23/2008	1,900	-	13.72240
9/23/2008	600	-	13.72242
9/23/2008	5,500	-	13.72242
9/24/2008	2,000	-	12.59293
9/25/2008	1,500	-	14.55530
9/25/2008	450	-	14.55531
9/26/2008	300	-	12.65190
9/26/2008	1,700	-	12.65192
9/29/2008	300	-	11.59040
9/29/2008	1,000	-	11.59043
9/29/2008	1,800	-	11.59043
9/29/2008	3,000	-	11.59043
9/29/2008	10,000	-	11.70973
9/30/2008	500	-	12.17192
9/30/2008	200	-	12.30080
9/30/2008	2,000	-	12.30083
10/1/2008	500		12.33000
10/1/2008	500	-	12.33000
10/1/2008	1,000	-	12.33593
10/1/2008	600	-	12.40992
10/1/2008	500	-	12.70992
10/1/2008	200	-	12.73450
10/1/2008	675	-	12.73453
10/2/2008	500	-	12.00152
10/2/2008	5,000	-	12.00153
10/3/2008	400	-	12.14993
10/3/2008	300	-	12.27850
10/3/2008	1,000	-	12.27852
10/3/2008	800	-	12.27853
10/6/2008	300	-	10.29260
10/6/2008	245	-	10.29261
10/6/2008	240	-	10.29263
10/6/2008	300	-	10.29263
10/6/2008	800	-	10.29264
10/6/2008	2,000	-	10.31394
10/7/2008	200	-	10.50950
10/7/2008	400	-	10.50953
10/7/2008	2,100	-	10.50953
10/7/2008	300	-	10.50953
10/7/2008	500	-	10.50954
10/8/2008	600	-	10.39933
10/8/2008	1,000	-	10.39934
10/8/2008	400	-	12.18413
10/9/2008	70	-	9.81629
10/9/2008	2,000	-	9.81635
10/10/2008	1,000	-	10.28583
10/10/2008	1,500	-	10.28583
10/10/2008	3,500	-	10.28584
10/10/2008	10,000	-	10.28584
10/10/2008	1,000	-	10.77890
10/13/2008	300	-	9.49990
10/13/2008	2,000	-	10.17294
10/13/2008	28,000	-	10.50994
10/13/2008	600	-	11.06993
10/13/2008	200	-	11.49990
10/14/2008	100	-	10.32420
10/14/2008	6,000	-	10.32424
10/14/2008	10,000	-	10.32424
10/14/2008	700	-	10.68953
10/15/2008	700	-	8.59854
10/15/2008	3,000	-	8.59855
10/17/2008	281	-	7.78391
10/17/2008	1,019	-	7.78395
10/17/2008	2,000	-	7.78396
10/17/2008	5,000	-	7.78396
10/17/2008	2,000	-	7.90996
10/20/2008	200		7.57000
10/20/2008	2,000	-	7.44196
10/20/2008	200	-	7.57000
10/21/2008	1,200	-	7.04996
10/22/2008	2,500	-	6.95156
10/23/2008	1,200	-	6.39966
10/23/2008	2,500	-	6.39966
10/24/2008	400	-	6.29995
10/27/2008	3,000		5.62200
10/27/2008	2,400	-	5.43107
10/27/2008	5,000	-	5.43107
10/27/2008	3,000	-	5.62200
10/28/2008	3,000	-	4.99997
10/28/2008	100	-	5.04740
10/28/2008	300	-	5.04747
10/29/2008	2,000		5.41620
10/29/2008	2,900		5.59720
10/29/2008	2,000	-	5.41620
10/29/2008	800	-	5.46996
10/29/2008	2,900	-	5.59720
10/30/2008	1,200		6.24440
10/30/2008	15,000		6.24440
10/30/2008	4,583		6.27871
10/30/2008	400	-	6.17225
10/30/2008	2,000	-	6.17226
10/30/2008	2,500	-	6.17226
10/30/2008	1,200	-	6.24440
10/30/2008	15,000	-	6.24440
10/30/2008	4,583	-	6.27871
10/31/2008	500	-	7.38244
10/31/2008	2,000	-	7.38245
10/31/2008	1,400	-	7.38246
10/31/2008	5,000	-	7.38246
10/31/2008	5,000	-	7.91685
11/3/2008	300	-	7.69120
11/3/2008	300	-	7.69123
11/3/2008	500	-	7.69124
11/3/2008	2,000	-	7.69125
11/4/2008	500		6.91800
11/4/2008	1,000	-	6.89896
11/4/2008	500	-	6.91800
11/5/2008	300	-	7.20673
11/5/2008	500	-	7.20674
11/5/2008	450	-	7.20676
11/6/2008	600	-	6.52995
11/7/2008	500		6.35000
11/7/2008	300	-	6.27553
11/7/2008	200	-	6.27555
11/7/2008	6,000	-	6.27556
11/7/2008	500	-	6.35000
11/7/2008	940	-	6.40336
11/10/2008	1,000		6.46000
11/10/2008	500		6.48000
11/10/2008	400	-	6.02720
11/10/2008	1,000	-	6.46000
11/10/2008	500	-	6.48000
11/10/2008	2,000	-	6.83456
11/11/2008	300	-	5.55297
11/12/2008	1,000	-	5.06497
11/12/2008	600	-	5.44997
11/13/2008	500	-	4.66176
11/13/2008	900	-	4.66177
11/13/2008	2,000	-	4.66177
11/14/2008	600	-	4.98925
11/14/2008	1,200	-	4.98927
11/14/2008	1,050	-	4.98928
11/17/2008	1,700		4.33520
11/17/2008	2,000		4.44150
11/17/2008	2,500		4.47680
11/17/2008	5,000		4.61970
11/17/2008	4,000		4.68830
11/17/2008	10,000		4.71980
11/17/2008	2,500	-	4.09997
11/17/2008	1,800	-	4.13587
11/17/2008	3,000	-	4.13587
11/17/2008	1,500	-	4.13587
11/17/2008	1,200	-	4.13588
11/17/2008	1,000	-	4.26067
11/17/2008	1,000	-	4.29997
11/17/2008	1,700	-	4.33520
11/17/2008	2,000	-	4.44150
11/17/2008	2,500	-	4.47680
11/17/2008	5,000	-	4.61970
11/17/2008	4,000	-	4.68830
11/17/2008	10,000	-	4.71980
11/18/2008	4,000		4.24730
11/18/2008	500		4.27000
11/18/2008	7,000		4.27570
11/18/2008	1,000		4.60000
11/18/2008	400	-	3.94998
11/18/2008	700	-	3.99717
11/18/2008	12,000	-	3.99718
11/18/2008	4,000	-	4.24730
11/18/2008	500	-	4.27000
11/18/2008	7,000	-	4.27570
11/18/2008	1,000	-	4.60000
11/19/2008	112,000		3.00000
11/19/2008	3,000		3.14200
11/19/2008	2,000		3.89150
11/19/2008	2,000		3.99950
11/19/2008	112,000	-	3.00000
11/19/2008	3,000	-	3.14200
11/19/2008	2,000	-	3.89150
11/19/2008	2,000	-	3.99950
11/20/2008	2,700		2.22630
11/20/2008	5,000		2.24960
11/20/2008	600	-	2.16255
11/20/2008	400	-	2.16258
11/20/2008	2,000	-	2.16258
11/20/2008	600	-	2.16258
11/20/2008	700	-	2.16259
11/20/2008	1,500	-	2.16259
11/20/2008	1,600	-	2.16259
11/20/2008	2,700	-	2.22630
11/20/2008	5,000	-	2.24960
11/21/2008	4,000		1.59990
11/21/2008	200		1.64000
11/21/2008	22,100		1.66950
11/21/2008	1,000		2.25000
11/21/2008	100	-	1.59620
11/21/2008	600	-	1.59625
11/21/2008	600	-	1.59627
11/21/2008	400	-	1.59628
11/21/2008	3,000	-	1.59628
11/21/2008	1,800	-	1.59628
11/21/2008	1,400	-	1.59629
11/21/2008	800	-	1.59629
11/21/2008	2,500	-	1.59629
11/21/2008	4,000	-	1.59990
11/21/2008	200	-	1.64000
11/21/2008	22,100	-	1.66950
11/21/2008	100	-	1.69370
11/21/2008	800	-	1.69375
11/21/2008	300	-	1.69377
11/21/2008	400	-	1.69378
11/21/2008	800	-	1.69379
11/21/2008	900	-	1.69379
11/21/2008	3,000	-	1.69379
11/21/2008	5,000	-	1.69379
11/21/2008	1,000	-	2.25000
11/24/2008	6,700		1.41990
11/24/2008	6,500		1.60610
11/24/2008	17,800		1.60610
11/24/2008	4,000		1.65510
11/24/2008	6,700	-	1.41990
11/24/2008	300	-	1.58997
11/24/2008	6,500	-	1.60610
11/24/2008	17,800	-	1.60610
11/24/2008	2,000	-	1.63549
11/24/2008	200	-	1.64555
11/24/2008	300	-	1.64557
11/24/2008	350	-	1.64557
11/24/2008	650	-	1.64558
11/24/2008	1,000	-	1.64559
11/24/2008	4,000	-	1.65510
11/24/2008	200	-	1.69995
11/24/2008	400	-	1.69998
11/24/2008	500	-	1.69998
11/24/2008	600	-	1.69998
11/24/2008	700	-	1.69999
11/24/2008	1,000	-	1.69999
11/24/2008	600	-	1.73165
11/24/2008	225	-	1.74996
11/24/2008	400	-	1.74998
11/24/2008	800	-	1.74999
11/25/2008	15,000		1.59650
11/25/2008	35,000		1.59791
11/25/2008	327,000		1.60000
11/25/2008	6,000		1.60003
11/25/2008	6,000		1.60010
11/25/2008	5,900		1.60020
11/25/2008	2,000	-	1.56999
11/25/2008	1,000	-	1.57218
11/25/2008	600	-	1.57218
11/25/2008	650	-	1.57218
11/25/2008	1,500	-	1.57219
11/25/2008	1,000	-	1.57219
11/25/2008	15,000	-	1.59650
11/25/2008	35,000	-	1.59791
11/25/2008	327,000	-	1.60000
11/25/2008	6,000	-	1.60003
11/25/2008	6,000	-	1.60010
11/25/2008	5,900	-	1.60020
11/26/2008	4,500		1.55000
11/26/2008	3,800		1.63340
11/26/2008	3,500		1.71380
11/26/2008	700		1.71380
11/26/2008	4,500	-	1.55000
11/26/2008	3,800	-	1.63340
11/26/2008	2,100	-	1.64207
11/26/2008	600	-	1.64208
11/26/2008	1,000	-	1.64209
11/26/2008	3,000	-	1.64209
11/26/2008	200	-	1.65670
11/26/2008	3,500	-	1.71380
11/26/2008	700	-	1.71380
11/26/2008	1,000	-	1.80168
11/26/2008	1,800	-	1.86019
11/28/2008	3,000	-	1.89999
11/28/2008	7,000	-	1.89999
12/1/2008	4,000		1.50000
12/1/2008	3,500		1.55000
12/1/2008	4,000	-	1.50000
12/1/2008	3,500	-	1.55000
12/1/2008	200	-	1.66005
12/1/2008	900	-	1.66007
12/1/2008	1,000	-	1.66008
12/1/2008	20,000	-	1.66009
12/2/2008	200	-	1.68185
12/2/2008	600	-	1.68187
12/2/2008	1,500	-	1.68189
12/2/2008	7,800	-	1.68189
12/2/2008	15,000	-	1.68189
12/3/2008	4,200		1.50000
12/3/2008	10,000		1.55920
12/3/2008	3,000		1.55920
12/3/2008	4,200	-	1.50000
12/3/2008	400	-	1.51998
12/3/2008	2,000	-	1.51999
12/3/2008	2,000	-	1.55048
12/3/2008	800	-	1.55049
12/3/2008	6,000	-	1.55049
12/3/2008	3,200	-	1.55049
12/3/2008	10,000	-	1.55920
12/3/2008	3,000	-	1.55920
12/4/2008	1,000		1.52370
12/4/2008	200	-	1.49995
12/4/2008	1,000	-	1.52370
12/4/2008	200	-	1.57135
12/4/2008	300	-	1.57137
12/4/2008	500	-	1.57138
12/4/2008	1,500	-	1.57139
12/5/2008	204,000		1.55000
12/5/2008	1,300	-	1.46128
12/5/2008	1,000	-	1.46129
12/5/2008	117	-	1.54214
12/5/2008	204,000	-	1.55000
12/8/2008	2,500		1.75650
12/8/2008	21,100		1.75650
12/8/2008	4,000		1.77000
12/8/2008	5,000	-	1.73179
12/8/2008	1,000	-	1.75624
12/8/2008	2,500	-	1.75650
12/8/2008	21,100	-	1.75650
12/8/2008	2,500	-	1.75748
12/8/2008	1,200	-	1.75748
12/8/2008	1,500	-	1.75749
12/8/2008	4,000	-	1.75749
12/8/2008	4,000	-	1.77000
12/9/2008	1,800		1.55000
12/9/2008	500		1.60000
12/9/2008	18,000		1.70280
12/9/2008	800		1.72000
12/9/2008	1,800	-	1.55000
12/9/2008	500	-	1.60000
12/9/2008	18,000	-	1.70280
12/9/2008	169	-	1.71746
12/9/2008	1,500	-	1.71748
12/9/2008	15,000	-	1.71749
12/9/2008	13,000	-	1.71749
12/9/2008	800	-	1.72000
12/9/2008	10,000	-	1.81999
12/9/2008	1,200	-	1.89998
12/10/2008	6,000	-	1.74429
12/10/2008	1,200	-	1.74528
12/10/2008	2,000	-	1.74529
12/10/2008	10,000	-	1.74529
12/10/2008	1,800	-	1.75998
12/11/2008	35,000		1.50430
12/11/2008	35,000	-	1.50430
12/11/2008	2,000	-	1.51999
12/11/2008	700	-	1.64289
12/11/2008	800	-	1.64289
12/11/2008	5,000	-	1.64289
12/12/2008	300	-	1.41877
12/12/2008	400	-	1.41878
12/12/2008	600	-	1.41878
12/12/2008	400	-	1.41998
12/12/2008	6,000	-	1.44449
12/12/2008	200	-	1.44855
12/12/2008	400	-	1.44858
12/12/2008	500	-	1.44858
12/12/2008	1,500	-	1.44859
12/12/2008	2,000	-	1.44859
12/15/2008	10,000		1.35000
12/15/2008	10,000	-	1.35000
12/15/2008	500	-	1.40998
12/15/2008	5,000	-	1.40999
12/16/2008	10,000		1.44930
12/16/2008	400	-	1.40708
12/16/2008	500	-	1.40708
12/16/2008	1,200	-	1.40709
12/16/2008	10,000	-	1.44930
12/17/2008	2,000	-	1.49899
12/17/2008	200	-	1.53785
12/17/2008	3,500	-	1.53789
12/17/2008	2,000	-	1.53789
12/17/2008	4,500	-	1.53789
12/17/2008	300	-	1.55267
12/17/2008	400	-	1.55268
12/17/2008	5,000	-	1.55269
12/17/2008	2,300	-	1.55269
12/17/2008	6,000	-	1.56199
12/18/2008	10,000		1.51730
12/18/2008	9,000		1.53100
12/18/2008	10,000		1.58200
12/18/2008	500	-	1.47768
12/18/2008	1,500	-	1.47769
12/18/2008	6,000	-	1.47769
12/18/2008	10,000	-	1.47769
12/18/2008	2,500	-	1.49999
12/18/2008	4,315	-	1.49999
12/18/2008	10,000	-	1.51730
12/18/2008	9,000	-	1.53100
12/18/2008	2,000	-	1.54999
12/18/2008	10,000	-	1.58200
12/19/2008	31,000		1.46010
12/19/2008	110	-	1.42345
12/19/2008	300	-	1.42347
12/19/2008	3,800	-	1.42348
12/19/2008	1,000	-	1.42349
12/19/2008	25,000	-	1.42349
12/19/2008	31,000	-	1.46010
12/22/2008	20,000		1.60970
12/22/2008	800		1.62570
12/22/2008	2,000		1.62570
12/22/2008	10,000		1.64980
12/22/2008	20,000	-	1.60970
12/22/2008	800	-	1.62570
12/22/2008	2,000	-	1.62570
12/22/2008	200	-	1.64495
12/22/2008	400	-	1.64498
12/22/2008	1,400	-	1.64499
12/22/2008	2,200	-	1.64499
12/22/2008	3,000	-	1.64499
12/22/2008	8,100	-	1.64499
12/22/2008	10,000	-	1.64980
12/23/2008	5,000		1.57000
12/23/2008	200		1.60000
12/23/2008	200		1.61475
12/23/2008	1,000	-	1.40018
12/23/2008	700	-	1.40019
12/23/2008	1,000	-	1.40019
12/23/2008	30,000	-	1.40019
12/23/2008	15,000	-	1.41189
12/23/2008	5,000	-	1.57000
12/23/2008	200	-	1.60000
12/23/2008	200	-	1.61475
12/24/2008	300	-	1.39707
12/24/2008	1,000	-	1.39708
12/24/2008	600	-	1.39708
12/24/2008	5,000	-	1.39709
12/24/2008	15,000	-	1.41509
12/26/2008	2,000		1.51700
12/26/2008	1,000		1.52084
12/26/2008	3,000		1.53867
12/26/2008	1,200		1.54000
12/26/2008	600		1.61000
12/26/2008	800		1.62000
12/26/2008	700		1.65910
12/26/2008	139,400		1.65910
12/26/2008	600		1.65912
12/26/2008	1,800		1.66000
12/26/2008	10,000		1.69270
12/26/2008	400		1.70000
12/26/2008	2,000	-	1.51700
12/26/2008	1,000	-	1.52084
12/26/2008	3,000	-	1.53867
12/26/2008	1,200	-	1.54000
12/26/2008	600	-	1.61000
12/26/2008	800	-	1.62000
12/26/2008	700	-	1.65910
12/26/2008	139,400	-	1.65910
12/26/2008	600	-	1.65912
12/26/2008	1,800	-	1.66000
12/26/2008	300	-	1.66647
12/26/2008	500	-	1.66648
12/26/2008	800	-	1.66649
12/26/2008	2,500	-	1.66649
12/26/2008	3,000	-	1.66649
12/26/2008	10,000	-	1.69270
12/26/2008	400	-	1.70000
12/29/2008	50,000		1.61360
12/29/2008	30,000		1.64990
12/29/2008	200	-	1.60555
12/29/2008	1,200	-	1.60558
12/29/2008	700	-	1.60559
12/29/2008	800	-	1.60559
12/29/2008	2,000	-	1.60559
12/29/2008	12,000	-	1.60559
12/29/2008	50,000	-	1.61360
12/29/2008	30,000	-	1.64990
12/30/2008	46,200		1.75650
12/30/2008	100	-	1.70240
12/30/2008	700	-	1.70249
12/30/2008	2,000	-	1.70249
12/30/2008	46,200	-	1.75650
12/31/2008	18,100		1.75000
12/31/2008	4,000		1.91060
12/31/2008	18,100	-	1.75000
12/31/2008	100	-	1.77670
12/31/2008	400	-	1.77678
12/31/2008	5,500	-	1.77679
12/31/2008	8,000	-	1.77679
12/31/2008	4,000	-	1.91060
1/2/2009	17,000		2.10000
1/2/2009	68,700		2.34730
1/2/2009	10,000		2.55080
1/2/2009	17,000	-	2.10000
1/2/2009	68,700	-	2.34730
1/2/2009	15,000	-	2.47149
1/2/2009	10,000	-	2.55080
1/5/2009	44,300		2.74740
1/5/2009	500	-	2.73998
1/5/2009	44,300	-	2.74740
1/6/2009	600		3.14950
1/6/2009	6,700		3.14950
1/6/2009	5,000	-	3.08198
1/6/2009	20,000	-	3.12958
1/6/2009	5,000	-	3.13398
1/6/2009	600	-	3.14950
1/6/2009	6,700	-	3.14950
1/6/2009	600	-	3.16977
1/6/2009	5,000	-	3.16978
1/6/2009	15,000	-	3.16978
1/6/2009	1,000	-	3.19258
1/6/2009	5,000	-	3.19258
1/6/2009	3,900	-	3.19258
1/6/2009	15,000	-	3.21998
1/7/2009	2,115		2.22000
1/7/2009	17,700		2.86920
1/7/2009	36,800		2.86920
1/7/2009	2,115	-	2.22000
1/7/2009	17,700	-	2.86920
1/7/2009	36,800	-	2.86920
1/7/2009	10,000	-	3.23258
1/8/2009	5,000	-	3.14478
1/8/2009	1,300	-	3.19228
1/8/2009	5,000	-	3.21998
1/12/2009	1,300		2.78620
1/12/2009	1,300	-	2.78620
1/12/2009	800	-	2.80518
1/12/2009	8,000	-	2.80518
1/12/2009	20,000	-	2.80518
1/12/2009	10,000	-	2.87178
1/13/2009	1,000	-	2.76998
1/20/2009	10,000		2.72000
1/20/2009	2,000		2.78120
1/20/2009	15,000		2.78120
1/20/2009	300		2.83000
1/20/2009	200		2.84800
1/20/2009	10,000	-	2.72000
1/20/2009	2,000	-	2.78120
1/20/2009	15,000	-	2.78120
1/20/2009	5,000	-	2.80398
1/20/2009	5,000	-	2.82358
1/20/2009	300	-	2.83000
1/20/2009	200	-	2.84800
1/21/2009	18,000		2.38110
1/21/2009	5,000		2.39979
1/21/2009	18,000	-	2.38110
1/21/2009	1,200	-	2.39828
1/21/2009	5,000	-	2.39979
1/21/2009	10,000	-	2.48619
1/22/2009	22,500		2.45100
1/22/2009	2,000	-	2.24229
1/22/2009	22,500	-	2.45100
1/23/2009	9,900		2.30030
1/23/2009	9,900	-	2.30030
1/23/2009	1,300	-	2.46998
1/26/2009	1,000		2.57340
1/26/2009	1,000		2.63000
1/26/2009	2,500		2.77600
1/26/2009	2,500	-	2.55378
1/26/2009	4,000	-	2.55379
1/26/2009	1,000	-	2.57340
1/26/2009	1,000	-	2.63000
1/26/2009	2,500	-	2.77600
1/27/2009	500	-	2.53998
1/27/2009	1,500	-	2.62298
1/28/2009	2,000		2.70175
1/28/2009	8,385		2.71530
1/28/2009	3,000		2.86160
1/28/2009	35,000		2.86160
1/28/2009	5,000	-	2.69998
1/28/2009	2,000	-	2.70175
1/28/2009	8,385	-	2.71530
1/28/2009	3,000	-	2.86160
1/28/2009	35,000	-	2.86160
1/29/2009	8,900		2.21920
1/29/2009	19,500		2.54110
1/29/2009	8,900	-	2.21920
1/29/2009	19,500	-	2.54110
1/30/2009	3,900		2.19000
1/30/2009	2,000	-	2.05999
1/30/2009	3,900	-	2.19000
2/2/2009	2,000		1.88000
2/2/2009	2,000	-	1.88000
2/2/2009	200	-	1.92995
2/2/2009	1,000	-	1.92998
2/3/2009	5,000	-	2.12469
2/4/2009	21,000		2.06310
2/4/2009	306		2.06310
2/4/2009	5,000		2.10000
2/4/2009	21,000	-	2.06310
2/4/2009	306	-	2.06310
2/4/2009	5,000	-	2.10000
2/5/2009	2,000		1.77000
2/5/2009	3,000		1.88000
2/5/2009	4,300		1.90120
2/5/2009	2,000	-	1.77000
2/5/2009	4,000	-	1.82119
2/5/2009	7,500	-	1.82119
2/5/2009	3,000	-	1.88000
2/5/2009	4,300	-	1.90120
2/6/2009	15,000		2.19610
2/6/2009	28,800		2.20600
2/6/2009	15,000	-	2.19610
2/6/2009	10,000	-	2.19899
2/6/2009	28,800	-	2.20600
2/9/2009	500		2.23000
2/9/2009	2,000	-	2.17249
2/9/2009	2,000	-	2.18199
2/9/2009	500	-	2.23000
2/10/2009	2,000		2.04570
2/10/2009	1,500		2.04570
2/10/2009	2,000	-	2.04570
2/10/2009	1,500	-	2.04570
2/10/2009	1,000	-	2.08098
2/10/2009	3,000	-	2.08099
2/10/2009	10,000	-	2.08099
2/10/2009	5,000	-	2.17999
2/11/2009	5,000		2.06400
2/11/2009	1,000		2.07950
2/11/2009	400	-	2.04998
2/11/2009	1,000	-	2.04998
2/11/2009	1,600	-	2.04999
2/11/2009	5,000	-	2.06400
2/11/2009	1,000	-	2.07950
2/17/2009	1,000		1.90230
2/17/2009	5,000		1.90230
2/17/2009	1,000	-	1.90230
2/17/2009	5,000	-	1.90230
2/17/2009	2,000	-	1.91999
2/17/2009	5,000	-	1.93399
2/17/2009	5,000	-	1.94059
2/17/2009	1,000	-	1.94996
2/17/2009	2,000	-	1.94999
2/17/2009	1,600	-	1.94999
2/18/2009	2,000	-	1.89999
2/19/2009	1,000		1.88000
2/19/2009	300	-	1.87297
2/19/2009	1,000	-	1.88000
2/20/2009	1,000		1.61000
2/20/2009	1,000	-	1.61000
2/20/2009	5,000	-	1.65559
2/23/2009	15,400		1.77010
2/23/2009	100	-	1.73540
2/23/2009	600	-	1.73547
2/23/2009	400	-	1.73548
2/23/2009	15,400	-	1.77010
2/23/2009	2,000	-	1.78799
2/23/2009	3,000	-	1.78799
2/24/2009	1,000		1.74200
2/24/2009	1,000		1.81000
2/24/2009	1,000	-	1.74200
2/24/2009	1,000	-	1.81000
2/25/2009	6,000		1.80000
2/25/2009	2,000		1.88000
2/25/2009	6,000	-	1.80000
2/25/2009	2,000	-	1.84369
2/25/2009	5,000	-	1.84369
2/25/2009	2,000	-	1.88000
2/26/2009	9,000		1.78560
2/26/2009	300	-	1.74687
2/26/2009	1,000	-	1.74689
2/26/2009	9,000	-	1.78560
2/27/2009	5,000	-	1.62519
3/2/2009	1,200	-	1.68288
3/2/2009	900	-	1.68289
3/2/2009	10,000	-	1.72339
3/3/2009	5,000		1.35560
3/3/2009	5,000	-	1.35560
3/3/2009	214	-	1.36953
3/3/2009	10,000	-	1.36959
3/4/2009	3,000		1.51430
3/4/2009	5,000		1.54780
3/4/2009	2,000		1.56160
3/4/2009	20,000		1.56160
3/4/2009	6,000	-	1.41029
3/4/2009	3,000	-	1.51430
3/4/2009	5,000	-	1.54780
3/4/2009	2,000	-	1.56160
3/4/2009	20,000	-	1.56160
3/5/2009	10,000		1.33480
3/5/2009	10,000		1.44090
3/5/2009	10,000	-	1.33480
3/5/2009	10,000	-	1.44090
3/6/2009	2,000		1.36250
3/6/2009	5,000	-	1.31539
3/6/2009	4,000	-	1.31539
3/6/2009	2,000	-	1.36250
3/9/2009	27,200		1.49390
3/9/2009	600	-	1.47908
3/9/2009	2,000	-	1.47909
3/9/2009	1,200	-	1.47909
3/9/2009	27,200	-	1.49390
3/10/2009	8,000		1.64660
3/10/2009	15,000	-	1.62159
3/10/2009	1,600	-	1.62649
3/10/2009	5,000	-	1.62649
3/10/2009	8,000	-	1.64660
3/11/2009	800		1.76820
3/11/2009	15,000	-	1.63279
3/11/2009	1,000	-	1.64459
3/11/2009	675	-	1.64459
3/11/2009	800	-	1.76820
3/12/2009	5,000		1.66240
3/12/2009	200		1.73000
3/12/2009	5,000	-	1.66240
3/12/2009	200	-	1.73000
3/16/2009	25,500		2.04440
3/16/2009	2,000		2.07470
3/16/2009	2,000		2.21000
3/16/2009	10,000	-	1.97629
3/16/2009	25,500	-	2.04440
3/16/2009	2,000	-	2.06049
3/16/2009	2,000	-	2.07470
3/16/2009	2,000	-	2.21000
3/17/2009	5,000	-	1.79439
3/18/2009	14,000		1.98630
3/18/2009	5,000	-	1.95239
3/18/2009	10,000	-	1.95239
3/18/2009	14,000	-	1.98630
3/18/2009	7,500	-	1.98669
3/19/2009	4,000		2.09270
3/19/2009	25,500		2.15510
3/19/2009	1,700		2.18520
3/19/2009	13,000		2.23520
3/19/2009	4,000	-	2.09270
3/19/2009	25,500	-	2.15510
3/19/2009	1,700	-	2.18520
3/19/2009	300	-	2.19187
3/19/2009	400	-	2.19188
3/19/2009	1,000	-	2.19188
3/19/2009	1,800	-	2.19188
3/19/2009	2,000	-	2.19189
3/19/2009	2,800	-	2.19189
3/19/2009	3,000	-	2.19189
3/19/2009	13,000	-	2.23520
3/20/2009	1,500		2.00600
3/20/2009	1,500	-	2.00600
3/20/2009	2,200	-	2.01999
3/23/2009	8,400		2.32840
3/23/2009	8,700		2.32840
3/23/2009	10,000		2.34340
3/23/2009	1,800		2.35000
3/23/2009	8,400	-	2.32840
3/23/2009	8,700	-	2.32840
3/23/2009	5,000	-	2.33119
3/23/2009	200	-	2.33495
3/23/2009	10,000	-	2.34340
3/23/2009	1,800	-	2.35000
3/24/2009	25,000		2.02000
3/24/2009	25,000	-	2.02000
3/24/2009	1,000	-	2.09198
3/25/2009	10,000		2.06550
3/25/2009	3,200		2.07910
3/25/2009	10,000	-	2.06550
3/25/2009	3,200	-	2.07910
3/26/2009	21,500		2.22600
3/26/2009	21,500	-	2.22600
3/27/2009	1,400		2.15860
3/27/2009	3,500		2.16610
3/27/2009	16,800		2.16610
3/27/2009	1,000		2.19900
3/27/2009	400	-	2.14245
3/27/2009	1,400	-	2.15860
3/27/2009	3,500	-	2.16610
3/27/2009	16,800	-	2.16610
3/27/2009	1,000	-	2.19900
3/30/2009	2,000		1.93670
3/30/2009	1,400		1.93670
3/30/2009	5,000	-	1.85879
3/30/2009	2,000	-	1.93670
3/30/2009	1,400	-	1.93670
3/31/2009	400		1.86000
3/31/2009	2,300		1.96760
3/31/2009	800		1.99910
3/31/2009	2,400		1.99910
3/31/2009	400	-	1.86000
3/31/2009	1,000	-	1.94298
3/31/2009	1,100	-	1.94298
3/31/2009	1,200	-	1.94298
3/31/2009	2,300	-	1.96760
3/31/2009	800	-	1.99910
3/31/2009	2,400	-	1.99910
4/1/2009	3,500		2.00620
4/1/2009	6,000		2.00620
4/1/2009	3,000		2.03500
4/1/2009	10,000		2.04160
4/1/2009	200		2.04820
4/1/2009	3,500	-	2.00620
4/1/2009	6,000	-	2.00620
4/1/2009	3,000	-	2.03500
4/1/2009	10,000	-	2.04160
4/1/2009	200	-	2.04820
4/2/2009	5,000		2.22590
4/2/2009	17,500		2.29710
4/2/2009	5,000	-	2.22590
4/2/2009	17,500	-	2.29710
4/3/2009	2,000		2.09700
4/3/2009	5,000		2.20600
4/3/2009	2,000	-	2.09700
4/3/2009	5,000	-	2.15259
4/3/2009	5,000	-	2.20600
4/6/2009	6,000		2.06990
4/6/2009	7,700		2.14850
4/6/2009	6,000	-	2.06990
4/6/2009	700	-	2.09999
4/6/2009	7,700	-	2.14850
4/7/2009	2,000	-	2.05845
4/7/2009	1,300	-	2.05845
4/8/2009	2,000		2.22990
4/8/2009	4,900		2.27710
4/8/2009	2,000	-	2.22990
4/8/2009	4,900	-	2.27710
4/9/2009	5,000		2.51090
4/9/2009	5,000	-	2.51090
4/9/2009	1,000	-	2.58393
4/13/2009	3,000		2.42200
4/13/2009	1,200	-	2.32333
4/13/2009	5,000	-	2.32334
4/13/2009	5,000	-	2.33714
4/13/2009	3,000	-	2.38524
4/13/2009	3,000	-	2.42200
4/14/2009	1,500		2.34530
4/14/2009	350	-	2.31731
4/14/2009	1,200	-	2.31733
4/14/2009	2,000	-	2.31734
4/14/2009	4,000	-	2.31734
4/14/2009	5,000	-	2.33374
4/14/2009	1,500	-	2.34530
4/15/2009	500		2.31000
4/15/2009	500	-	2.31000
4/16/2009	1,000		2.71370
4/16/2009	1,000	-	2.71370
4/16/2009	1,000	-	2.98592
4/17/2009	5,000		2.59840
4/17/2009	3,000		2.62900
4/17/2009	2,500		2.63278
4/17/2009	1,500		2.65000
4/17/2009	5,000	-	2.59840
4/17/2009	3,000	-	2.62900
4/17/2009	2,500	-	2.63278
4/17/2009	1,500	-	2.65000
4/20/2009	2,000		2.60450
4/20/2009	200	-	2.36190
4/20/2009	2,000	-	2.60450
4/21/2009	800	-	2.38654
4/21/2009	2,000	-	2.39992
4/21/2009	1,000	-	2.40263
4/21/2009	3,000	-	2.40264
4/21/2009	5,000	-	2.40264
4/22/2009	4,000		2.60510
4/22/2009	1,800		2.60510
4/22/2009	1,800		2.62510
4/22/2009	200	-	2.34200
4/22/2009	1,500	-	2.34203
4/22/2009	5,000	-	2.34204
4/22/2009	3,000	-	2.35324
4/22/2009	4,000	-	2.60510
4/22/2009	1,800	-	2.60510
4/22/2009	1,800	-	2.62510
4/23/2009	1,000		2.37000
4/23/2009	800		2.40000
4/23/2009	5,000	-	2.34514
4/23/2009	15,000	-	2.34514
4/23/2009	1,000	-	2.37000
4/23/2009	800	-	2.40000
4/23/2009	800	-	2.41994
4/24/2009	24,600		2.43850
4/24/2009	2,000		2.48250
4/24/2009	24,600	-	2.43850
4/24/2009	3,500	-	2.45333
4/24/2009	9,000	-	2.45334
4/24/2009	2,000	-	2.48250
4/27/2009	5,000		2.39000
4/27/2009	1,000	-	2.30204
4/27/2009	1,000	-	2.34663
4/27/2009	10,000	-	2.34664
4/27/2009	5,000	-	2.39000
4/28/2009	2,200		2.25270
4/28/2009	2,200	-	2.25270
4/28/2009	500	-	2.25804
4/29/2009	1,000		2.29000
4/29/2009	800	-	2.26744
4/29/2009	1,000	-	2.29000
4/29/2009	1,000	-	2.45913
4/30/2009	1,600		2.62250
4/30/2009	2,000	-	2.50774
4/30/2009	1,600	-	2.62250
5/1/2009	2,000		2.50050
5/1/2009	2,000	-	2.50050
5/1/2009	500	-	2.59032
5/1/2009	800	-	2.59033
5/1/2009	1,400	-	2.59033
5/1/2009	3,000	-	2.59033
5/4/2009	1,500		2.62000
5/4/2009	2,000	-	2.60943
5/4/2009	1,500	-	2.62000
5/4/2009	200	-	2.63990
5/5/2009	5,000	-	2.75723
5/6/2009	1,000		2.78000
5/6/2009	3,000		2.86600
5/6/2009	1,000	-	2.78000
5/6/2009	1,400	-	2.79992
5/6/2009	5,000	-	2.81113
5/6/2009	5,000	-	2.81163
5/6/2009	5,000	-	2.81393
5/6/2009	3,000	-	2.86600
5/7/2009	1,000		2.98410
5/7/2009	1,200		2.98410
5/7/2009	1,000	-	2.98410
5/7/2009	1,200	-	2.98410
5/8/2009	9,000		2.92970
5/8/2009	1,000	-	2.82292
5/8/2009	9,000	-	2.92970
5/11/2009	2,000		3.16000
5/11/2009	1,100		3.22170
5/11/2009	400		3.22170
5/11/2009	700	-	3.04001
5/11/2009	1,500	-	3.04992
5/11/2009	2,000	-	3.16000
5/11/2009	1,100	-	3.22170
5/11/2009	400	-	3.22170
5/12/2009	2,000		3.33950
5/12/2009	2,000		3.38050
5/12/2009	2,000	-	3.33950
5/12/2009	2,000	-	3.38050
5/13/2009	600		2.96000
5/13/2009	600	-	2.96000
5/14/2009	600	-	3.09990
5/14/2009	1,000	-	3.09992
5/15/2009	2,000	-	3.03592
5/18/2009	3,900		3.17820
5/18/2009	3,000		3.20185
5/18/2009	200	-	3.15060
5/18/2009	1,050	-	3.15062
5/18/2009	1,599	-	3.15062
5/18/2009	2,000	-	3.17642
5/18/2009	3,900	-	3.17820
5/18/2009	3,000	-	3.20185
5/20/2009	700		3.31570
5/20/2009	4,000	-	3.25992
5/20/2009	700	-	3.31570
5/22/2009	1,400		2.96000
5/22/2009	1,400	-	2.96000
5/22/2009	2,000	-	3.00942
5/26/2009	2,000		3.12850
5/26/2009	2,000	-	3.12850
5/26/2009	5,000	-	3.17432
5/27/2009	2,000		3.26000
5/27/2009	1,000	-	3.21091
5/27/2009	200	-	3.25320
5/27/2009	1,000	-	3.25321
5/27/2009	4,000	-	3.25322
5/27/2009	2,000	-	3.26000
5/28/2009	500		3.20000
5/28/2009	500	-	3.20000
6/1/2009	9,000		2.84680
6/1/2009	9,000	-	2.84680
6/1/2009	1,600	-	2.96992
6/2/2009	5,000		2.64990
6/2/2009	5,000	-	2.64990
6/3/2009	4,000		2.62480
6/3/2009	600	-	2.61992
6/3/2009	4,000	-	2.62480
6/3/2009	3,400	-	2.66993
6/4/2009	12,000		2.77130
6/4/2009	12,000	-	2.77130
6/5/2009	2,000		2.85000
6/5/2009	5,000		2.87040
6/5/2009	2,000	-	2.85000
6/5/2009	5,000	-	2.87040
6/8/2009	1,000		2.59000
6/8/2009	1,000	-	2.59000
6/9/2009	4,000		2.50750
6/9/2009	1,000	-	2.45993
6/9/2009	4,000	-	2.50750
6/10/2009	2,000	-	2.47353
6/12/2009	500	-	2.24404
6/12/2009	2,200	-	2.24404
6/15/2009	5,000		2.35330
6/15/2009	5,000	-	2.35330
6/16/2009	2,500	-	2.19854
6/16/2009	3,000	-	2.19854
6/17/2009	5,000		2.05490
6/17/2009	8,000		2.18360
6/17/2009	5,000	-	2.05490
6/17/2009	300	-	2.06123
6/17/2009	2,000	-	2.06125
6/17/2009	8,000	-	2.18360
6/19/2009	9,400		2.05320
6/19/2009	8,000		2.12770
6/19/2009	9,400	-	2.05320
6/19/2009	2,000	-	2.05604
6/19/2009	5,000	-	2.05605
6/19/2009	10,000	-	2.05605
6/19/2009	8,000	-	2.12770
6/22/2009	1,000		1.93900
6/22/2009	1,000	-	1.93900
6/22/2009	2,500	-	1.98404
6/22/2009	7,000	-	1.98405
6/23/2009	5,000		1.87070
6/23/2009	332	-	1.85554
6/23/2009	400	-	1.85555
6/23/2009	5,000	-	1.85555
6/23/2009	5,000	-	1.87070
6/24/2009	8,500		2.10600
6/24/2009	8,500	-	2.10600
6/25/2009	5,000		1.98000
6/25/2009	8,000		2.00340
6/25/2009	700		2.00970
6/25/2009	2,000		2.03000
6/25/2009	5,000	-	1.98000
6/25/2009	8,000	-	2.00340
6/25/2009	700	-	2.00970
6/25/2009	400	-	2.00993
6/25/2009	2,000	-	2.03000
6/26/2009	300	-	1.89813
6/26/2009	2,800	-	1.89815
6/26/2009	380	-	1.89816
6/29/2009	400		1.96990
6/29/2009	800		2.04980
6/29/2009	2,200		2.04980
6/29/2009	93,500		2.08290
6/29/2009	400		2.08293
6/29/2009	600		2.10290
6/29/2009	2,500		2.17560
6/29/2009	600		2.18463
6/29/2009	4,000		2.18528
6/29/2009	800		2.20130
6/29/2009	3,000		2.20130
6/29/2009	3,000		2.20170
6/29/2009	600		2.21000
6/29/2009	1,200		2.28000
6/29/2009	400	-	1.96990
6/29/2009	800	-	2.04980
6/29/2009	2,200	-	2.04980
6/29/2009	93,500	-	2.08290
6/29/2009	400	-	2.08293
6/29/2009	600	-	2.10290
6/29/2009	200	-	2.16990
6/29/2009	2,500	-	2.17560
6/29/2009	600	-	2.18463
6/29/2009	4,000	-	2.18528
6/29/2009	800	-	2.20130
6/29/2009	3,000	-	2.20130
6/29/2009	3,000	-	2.20170
6/29/2009	600	-	2.21000
6/29/2009	1,200	-	2.28000
6/30/2009	1,000		2.15000
6/30/2009	35,000		2.22240
6/30/2009	10,000		2.26900
6/30/2009	1,000	-	2.15000
6/30/2009	700	-	2.21994
6/30/2009	35,000	-	2.22240
6/30/2009	10,000	-	2.26900
7/1/2009	4,000		2.15000
7/1/2009	1,300	-	2.14144
7/1/2009	4,000	-	2.15000
7/6/2009	10,500		1.88590
7/6/2009	10,500	-	1.88590
7/7/2009	4,000		2.00280
7/7/2009	2,000	-	1.91745
7/7/2009	8,000	-	1.97305
7/7/2009	6,500	-	1.97305
7/7/2009	4,000	-	2.00280
7/8/2009	2,000		1.95150
7/8/2009	2,000	-	1.95150
7/9/2009	23,000		1.95960
7/9/2009	23,000	-	1.95960
7/9/2009	1,200	-	1.99574
7/10/2009	2,000	-	1.85995
7/10/2009	1,500	-	1.85995
7/14/2009	3,000		1.92650
7/14/2009	5,000	-	1.88065
7/14/2009	2,000	-	1.88065
7/14/2009	2,000	-	1.90995
7/14/2009	3,000	-	1.92650
7/15/2009	1,500	-	1.93525
7/15/2009	1,400	-	1.99994
7/16/2009	800	-	1.99994
7/17/2009	6,000		1.93963
7/17/2009	5,000		1.96350
7/17/2009	2,000		1.96910
7/17/2009	10,000	-	1.93955
7/17/2009	6,000	-	1.93963
7/17/2009	5,000	-	1.96350
7/17/2009	2,000	-	1.96910
7/20/2009	1,500		2.00000
7/20/2009	1,500	-	2.00000
7/21/2009	300		2.28770
7/21/2009	14,000		2.28770
7/21/2009	2,000	-	2.14995
7/21/2009	300	-	2.28770
7/21/2009	14,000	-	2.28770
7/22/2009	2,500		3.27480
7/22/2009	11,900		3.36740
7/22/2009	2,500	-	3.27480
7/22/2009	11,900	-	3.36740
7/22/2009	1,100	-	4.68157
7/22/2009	2,000	-	4.84438
7/22/2009	8,000	-	4.91107
7/22/2009	1,800	-	4.91107
7/22/2009	4,000	-	4.91107
7/22/2009	15,000	-	4.91107
7/23/2009	5,000		3.81330
7/23/2009	1,000		3.81330
7/23/2009	10,000		3.81350
7/23/2009	5,000	-	3.81330
7/23/2009	1,000	-	3.81330
7/23/2009	10,000	-	3.81350
7/23/2009	1,000	-	4.24989
7/24/2009	8,000		3.90650
7/24/2009	8,000	-	3.90650
7/24/2009	2,000	-	4.25139
7/27/2009	500		4.24870
7/27/2009	8,000		4.24870
7/27/2009	500	-	4.24870
7/27/2009	8,000	-	4.24870
7/27/2009	1,000	-	4.52988
7/28/2009	5,000		4.36740
7/28/2009	5,000	-	4.36740
7/28/2009	5,000	-	4.44168
7/29/2009	2,500		4.51400
7/29/2009	2,000	-	4.48738
7/29/2009	2,500	-	4.51400
7/29/2009	600	-	4.52018
7/30/2009	11,000		4.73430
7/30/2009	11,000	-	4.73430
8/3/2009	3,100		4.75290
8/3/2009	4,000	-	4.72978
8/3/2009	3,100	-	4.75290
8/6/2009	2,300	-	5.23077
8/7/2009	114	-	6.92632
8/7/2009	4,950	-	6.92640
8/7/2009	395	-	6.92641
8/7/2009	1,600	-	6.92641
8/7/2009	700	-	6.92641
8/7/2009	600	-	6.92642
8/7/2009	1,100	-	6.92642
8/7/2009	10,000	-	6.92642
8/7/2009	5,500	-	6.92642
8/7/2009	1,501	-	6.92642
8/7/2009	200	-	7.11580
8/7/2009	100	-	7.11780
8/7/2009	600	-	7.20030
8/7/2009	300	-	7.26310
8/11/2009	1,000	-	7.19881
8/12/2009	2,000	-	6.90282
8/12/2009	3,000	-	7.27701
8/12/2009	2,000	-	7.27701
8/14/2009	1,000		6.98000
8/14/2009	1,000	-	6.98000
8/14/2009	2,000	-	6.99962
8/14/2009	4,000	-	7.03852
8/14/2009	3,000	-	7.03852
8/14/2009	10,000	-	7.03852
8/17/2009	2,500	-	6.94982
8/18/2009	3,000	-	7.20721
8/18/2009	1,000	-	7.22681
8/20/2009	300	-	7.60580
8/20/2009	3,000	-	7.60580
8/20/2009	10,000	-	7.60580
8/20/2009	8,000	-	7.61410
8/21/2009	8,000	-	7.77590
8/21/2009	9,000	-	7.78930
8/24/2009	2,000	-	7.86430
8/24/2009	2,000	-	7.89819
8/24/2009	8,000	-	7.89820
8/24/2009	5,000	-	7.89820
8/24/2009	5,000	-	8.00549
8/25/2009	400	-	8.25998
8/25/2009	2,000	-	8.28979
8/25/2009	2,000	-	8.40128
8/25/2009	10,000	-	8.45098
8/25/2009	15,000	-	8.45098
8/26/2009	400	-	8.30228
8/27/2009	400	-	8.32158
8/28/2009	2,000	-	8.28879
8/28/2009	5,000	-	8.28879
8/31/2009	500	-	8.06298
8/31/2009	2,000	-	8.06299
9/1/2009	2,500	-	7.87200
9/2/2009	2,000		7.89000
9/2/2009	5,000	-	7.79500
9/2/2009	2,000	-	7.89000
9/3/2009	600	-	7.68810
9/3/2009	3,700	-	7.68810
9/4/2009	4,000	-	7.81920
9/4/2009	10,000	-	7.81920
9/4/2009	6,000	-	7.81920
9/8/2009	5,000	-	7.64660
9/8/2009	2,000	-	7.71980
9/8/2009	2,000	-	7.74980
9/9/2009	2,000	-	7.42380
9/9/2009	1,500	-	7.42381
9/10/2009	600		7.72580
9/10/2009	600	-	7.72580
9/11/2009	4,000	-	8.21189
9/11/2009	10,000	-	8.21189
9/14/2009	100	-	8.77870
9/14/2009	400	-	8.77875
9/14/2009	600	-	8.77877
9/14/2009	3,000	-	8.77877
9/15/2009	5,000	-	8.95517
9/16/2009	1,000	-	8.96476
9/17/2009	500	-	9.11976
9/17/2009	200	-	9.67975
9/18/2009	400		8.43500
9/18/2009	500	-	8.42578
9/18/2009	400	-	8.43500
9/21/2009	1,060	-	8.06330
9/21/2009	300	-	8.06727
9/21/2009	600	-	8.06728
9/21/2009	2,100	-	8.06729
9/21/2009	10,000	-	8.06729
9/22/2009	3,000	-	7.93909
9/22/2009	900	-	8.03757
9/22/2009	800	-	8.03758
9/22/2009	500	-	8.03758
9/22/2009	1,200	-	8.03758
9/22/2009	1,600	-	8.03759
9/22/2009	2,000	-	8.03759
9/22/2009	5,000	-	8.03759
9/22/2009	1,500	-	8.03759
9/23/2009	3,000		8.07630
9/23/2009	3,000	-	8.07630
9/23/2009	400	-	8.18988
9/23/2009	2,000	-	8.18989
9/23/2009	2,000	-	8.19029
9/25/2009	1,000	-	7.42180
9/28/2009	3,200	-	7.73960
9/28/2009	10,000	-	7.73960
9/29/2009	1,000	-	8.63047
9/29/2009	2,000	-	8.67828
9/29/2009	3,000	-	8.67828
9/29/2009	2,000	-	8.69978
9/29/2009	2,000	-	8.82477
9/30/2009	1,800	-	8.52138
9/30/2009	15,000	-	8.52138
10/2/2009	2,000	-	7.90880
10/5/2009	13,100		8.57420
10/5/2009	15,600		8.57420
10/5/2009	5,000	-	8.45478
10/5/2009	13,100	-	8.57420
10/5/2009	15,600	-	8.57420
10/6/2009	24,400		8.95130
10/6/2009	600	-	8.83977
10/6/2009	400	-	8.83978
10/6/2009	100	-	8.88630
10/6/2009	320	-	8.88634
10/6/2009	3,600	-	8.88635
10/6/2009	412	-	8.88636
10/6/2009	4,750	-	8.88636
10/6/2009	4,800	-	8.88636
10/6/2009	4,500	-	8.88637
10/6/2009	413	-	8.88637
10/6/2009	1,000	-	8.88637
10/6/2009	700	-	8.88637
10/6/2009	500	-	8.91576
10/6/2009	600	-	8.94977
10/6/2009	24,400	-	8.95130
10/6/2009	2,700	-	8.96757
10/6/2009	400	-	8.98755
10/6/2009	400	-	9.00995
10/6/2009	500	-	9.00996
10/6/2009	800	-	9.00996
10/6/2009	900	-	9.00997
10/6/2009	1,000	-	9.03075
10/6/2009	1,000	-	9.03976
10/6/2009	500	-	9.04976
10/6/2009	2,000	-	9.05476
10/6/2009	800	-	9.05476
10/6/2009	2,000	-	9.05477
10/6/2009	2,000	-	9.05977
10/6/2009	400	-	9.07288
10/7/2009	3,100		8.97900
10/7/2009	3,100	-	8.97900
10/7/2009	3,000	-	8.98577
10/7/2009	400	-	8.99975
10/7/2009	1,000	-	8.99976
10/7/2009	6,000	-	8.99977
10/7/2009	4,000	-	8.99977
10/7/2009	2,400	-	9.00925
10/7/2009	5,500	-	9.00926
10/7/2009	1,095	-	9.00926
10/7/2009	7,500	-	9.00927
10/7/2009	1,100	-	9.00927
10/7/2009	250	-	9.00928
10/7/2009	1,000	-	9.04586
10/7/2009	800	-	9.04586
10/8/2009	3,100		9.06980
10/8/2009	2,200		9.06980
10/8/2009	200	-	9.05305
10/8/2009	2,100	-	9.05306
10/8/2009	13,500	-	9.05306
10/8/2009	4,000	-	9.05306
10/8/2009	5,400	-	9.05307
10/8/2009	2,000	-	9.05797
10/8/2009	4,000	-	9.05797
10/8/2009	3,000	-	9.05877
10/8/2009	4,000	-	9.06067
10/8/2009	3,100	-	9.06980
10/8/2009	2,200	-	9.06980
10/8/2009	3,000	-	9.07307
10/9/2009	21,400		9.30000
10/9/2009	21,400	-	9.30000
10/9/2009	1,400	-	9.31026
10/9/2009	7,200	-	9.31026
10/9/2009	26,500	-	9.31026
10/9/2009	5,000	-	9.31026
10/9/2009	5,000	-	9.32196
10/9/2009	4,000	-	9.34106
10/9/2009	4,000	-	9.34976
10/9/2009	1,500	-	9.39976
10/9/2009	2,500	-	9.39976
10/12/2009	7,000		9.50240
10/12/2009	300	-	9.33263
10/12/2009	2,200	-	9.33266
10/12/2009	32,500	-	9.33266
10/12/2009	7,000	-	9.50240
10/13/2009	1,000	-	9.47015
10/13/2009	8,000	-	9.47016
10/13/2009	5,000	-	9.47016
10/13/2009	16,000	-	9.47016
10/14/2009	800	-	9.75924
10/14/2009	2,000	-	9.75925
10/14/2009	1,500	-	9.75925
10/15/2009	11,000		9.80180
10/15/2009	11,000	-	9.80180
10/15/2009	1,800	-	9.93103
10/16/2009	600	-	9.71975
10/19/2009	3,000	-	10.15284
10/19/2009	7,000	-	10.15284
10/19/2009	5,000	-	10.21694
10/19/2009	1,500	-	10.25203
10/19/2009	2,500	-	10.25204
10/19/2009	7,000	-	10.25244
10/19/2009	6,500	-	10.29973
10/20/2009	2,000	-	10.62023
10/20/2009	5,000	-	10.85772
10/20/2009	200	-	10.99980
10/21/2009	1,000	-	10.31173
10/23/2009	3,000	-	10.54783
10/23/2009	18,000	-	10.54783
10/23/2009	500	-	11.45970
10/26/2009	1,000	-	10.06774
10/29/2009	2,000		9.89000
10/29/2009	2,000	-	9.89000
11/11/2009	2,100	-	9.54025
11/12/2009	5,900	-	9.66985
11/13/2009	1,500	-	9.17906
11/16/2009	2,000	-	9.62875
11/18/2009	1,200	-	10.03263
11/18/2009	250	-	10.07152
11/18/2009	6,000	-	10.07154
11/24/2009	2,000	-	9.20776
11/25/2009	300	-	9.17933
11/25/2009	1,000	-	9.17936
11/27/2009	1,000	-	9.00926
11/30/2009	10,000		8.67010
11/30/2009	200	-	8.58475
11/30/2009	10,000	-	8.67010
12/3/2009	5,000	-	7.98119
12/3/2009	600	-	8.15718
12/3/2009	700	-	8.15719
12/3/2009	2,000	-	8.15719
12/4/2009	2,000	-	8.04689
12/7/2009	500		8.36900
12/7/2009	8,000	-	8.27599
12/7/2009	500	-	8.36900
12/8/2009	10,000		8.49800
12/8/2009	10,000	-	8.49800
12/10/2009	2,000	-	8.67078
12/10/2009	2,000	-	8.70888
12/14/2009	2,000		8.60480
12/14/2009	5,000	-	8.29229
12/14/2009	2,200	-	8.29229
12/14/2009	2,000	-	8.60480
12/15/2009	800	-	8.07369
12/15/2009	1,000	-	8.07369
12/17/2009	1,000	-	7.59980
12/21/2009	2,000		7.75000
12/21/2009	2,000	-	7.75000
12/22/2009	1,200	-	7.63230
12/23/2009	2,000		7.43630
12/23/2009	2,000	-	7.43630
12/28/2009	1,000		8.00000
12/28/2009	2,000		8.08000
12/28/2009	6,000		8.31150
12/28/2009	1,000	-	8.00000
12/28/2009	2,000	-	8.08000
12/28/2009	6,000	-	8.31150
12/29/2009	10,000		7.91550
12/29/2009	100	-	7.89970
12/29/2009	10,000	-	7.91550
12/30/2009	1,500		7.78870
12/30/2009	1,500	-	7.78870
12/30/2009	500	-	7.81978
1/7/2010	2,000		8.48500
1/7/2010	15,200		8.49480
1/7/2010	2,000	-	8.48500
1/7/2010	15,200	-	8.49480
1/8/2010	7,000		8.70490
1/8/2010	800	-	8.57108
1/8/2010	7,000	-	8.70490
1/12/2010	2,000		8.08000
1/12/2010	2,000	-	8.08000
1/13/2010	400	-	7.96258
1/14/2010	4,500		8.42400
1/14/2010	1,000		8.57800
1/14/2010	4,500	-	8.42400
1/14/2010	1,000	-	8.57800
1/15/2010	11,200		8.54300
1/15/2010	1,000		8.55710
1/15/2010	11,200	-	8.54300
1/15/2010	1,000	-	8.55710
1/20/2010	2,000		8.49997
1/20/2010	2,000	-	8.49997
1/21/2010	1,000	-	8.17009
1/25/2010	1,000		7.71000
1/25/2010	11,000		7.86380
1/25/2010	1,000	-	7.71000
1/25/2010	11,000	-	7.86380
1/26/2010	20,000		7.86300
1/26/2010	20,000	-	7.86300
1/26/2010	500	-	7.98788
1/27/2010	7,000		8.23600
1/27/2010	1,000		8.27300
1/27/2010	7,000	-	8.23600
1/27/2010	1,000	-	8.27300
1/28/2010	2,000		8.99280
1/28/2010	2,000	-	8.99280
1/29/2010	5,000		8.25000
1/29/2010	5,000	-	8.25000
2/3/2010	2,000		8.64750
2/3/2010	2,000	-	8.64750
2/9/2010	3,000		8.53380
2/9/2010	400	-	8.50738
2/9/2010	3,000	-	8.53380
2/10/2010	700	-	8.30669
2/10/2010	3,000	-	8.30669
2/16/2010	1,200		8.23980
2/16/2010	1,800		8.25580
2/16/2010	3,000	-	8.22739
2/16/2010	1,200	-	8.23980
2/16/2010	1,800	-	8.25580
2/17/2010	1,000		8.22000
2/17/2010	4,000	-	8.20990
2/17/2010	1,000	-	8.22000
2/17/2010	1,200	-	8.22989
2/18/2010	900		8.26000
2/18/2010	900	-	8.26000
2/19/2010	400	-	8.58985
2/22/2010	5,000		8.25180
2/22/2010	3,000		8.26000
2/22/2010	1,500		8.50000
2/22/2010	5,000	-	8.25180
2/22/2010	3,000	-	8.26000
2/22/2010	1,500	-	8.50000
2/23/2010	8,000		8.17130
2/23/2010	4,100		8.20460
2/23/2010	8,000	-	8.17130
2/23/2010	4,100	-	8.20460
2/24/2010	2,000		8.23510
2/24/2010	2,000	-	8.23510
2/25/2010	25,000		8.10000
2/25/2010	1,000	-	8.09789
2/25/2010	25,000	-	8.10000
3/2/2010	2,000		8.77990
3/2/2010	3,000		8.79980
3/2/2010	1,000		8.80000
3/2/2010	2,000	-	8.77990
3/2/2010	3,000	-	8.79980
3/2/2010	1,000	-	8.80000

F. Jack Liebau, Jr.
7/24/2008	15,000		13.30000
10/21/2008	14,000		7.10610
2/5/2009	25,000		1.77540
11/17/2009	30,000	-	10.58000
2/18/2010	5,000	-	8.58000
3/1/2010	5,000	-	8.46000
3/2/2010	5,000	-	8.73200

SPECIAL INSTRUCTIONS

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	IF YOUR CLASS A STOCK IS REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY TO GAMCO, ONE CORPORATE CENTER, RYE, NEW YORK 10580.

2.
If your Class A Stock is held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE proxy card with respect to your Class A Stock and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the BLUE proxy card as soon as possible.

3.	After signing and returning the enclosed BLUE proxy card, we urge you NOT to return Media General’s WHITE proxy card because only your latest dated proxy card will be counted.

4.
If you have previously signed and returned a WHITE proxy card to Media General, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Media General by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2010 Annual Meeting and voting in person (although attendance at the 2010 Annual Meeting will not in and of itself constitute revocation of a proxy), or (ii) delivering a written notice of revocation. The written notice of revocation may be delivered either to GAMCO, One Corporate Center, Rye, New York 10580, or to the Corporate Secretary of the Company at 333 E. Franklin St., Richmond, VA 23219, or any other address provided by the Company.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your
Shares, please contact us:

GAMCO Asset Management Inc.
One Corporate Center
Rye, New York 10580
(800) 422-3554

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COMMON

PROXY SOLICITED BY GAMCO

THIS PROXY IS NOT BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDIA GENERAL, INC.

2010 Annual Meeting of Stockholders of Media General, Inc.

The undersigned hereby appoints George Maldonado as proxy for the undersigned and authorizes him to represent and vote, as designated, all of the Class A Stock of Media General, Inc. (the "Company" or "Media General") that the undersigned would be entitled to vote if personally present at the 2010 Annual Meeting of Stockholders of Media General, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the "2010 Annual Meeting"). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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PROXY SOLICITED BY GAMCO

2010 Annual Meeting of Stockholders of Media General, Inc.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Class A Stock of Media General, Inc.
for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY:

Please sign, date and return the proxy card in the envelope provided.

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

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Class A Stock

GAMCO STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF GAMCO’S NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 1 --	To elect F. Jack Liebau, Jr. and Carl S. Thigpen as Class A directors to the Board of Media General.

FOR ALL NOMINEES [ ]
WITHHOLD FROM ALL NOMINEES [ ]
FOR ALL EXCEPT [ ]

GAMCO intends to use this proxy to vote FOR Messrs. Liebau and Thigpen.

NOTE: IF YOU DO NOT WISH FOR YOUR CLASS A STOCK TO BE VOTED "FOR" A PARTICULAR GAMCO NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING GAMCO NOMINEE.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

PROPOSAL 2 --
In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the 2010 Annual Meeting for approval by Class A stockholders, of which such persons are not made aware within a reasonable period of time prior to the 2010 Annual Meeting.

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Dated:

-------------------------------
Signature

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Title or Authority

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Signature (if held jointly)
Please sign exactly as name appears
hereon. If Class A Shares are registered in
more than one name, the signature of
all such persons should be provided. A
corporation should sign in its full
corporate name by a duly authorized
officer, stating his or her title.
Trustees, guardians, executors and
administrators should sign in their
official capacity, giving their full
title as such. If a partnership, please
sign in the partnership name by an
authorized person. The proxy card votes
all Class A Stock in all capacities.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

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IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE WITH VOTING YOUR BLUE PROXY CARD, OR NEED ADDITIONAL COPIES OF PROXY MATERIAL, PLEASE CALL GAMCO AT THE PHONE NUMBERS LISTED BELOW.

GAMCO ASSET MANAGEMENT INC.

One Corporate Center
Rye, New York 10580

TOLL-FREE (800) 422-3554
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